UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2546

Fidelity Commonwealth Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2009

Item 1. Reports to Stockholders

Fidelity®
Large Cap Stock
Fund

Annual Report

April 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the capital markets this spring, many economic uncertainties remain - including still-weak corporate earnings and sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Stock Fund	-37.37%	-3.00%	-3.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Stock Fund on April 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A nice, period-ending uptick in equity prices during March and April punctuated an otherwise dreary year for U.S. stocks. For the 12-month period ending April 30, 2009, the major domestic stock indexes put up negative returns, as extremely tight credit, a deepening economic recession and the near-collapse of the global financial system all weighed heavily on equity prices, not only in the United States, but also around the world. An expansive flight to quality and away from risk defined the market for most of the period, even as the federal government took bold and unprecedented steps to free up credit availability, stabilize the financial system and stimulate economic growth. By March 2009, with some early signs of stability coming into focus, investors appeared to regain some confidence, and the U.S. equity market began to gather some forward momentum. Against this improving, but still troubled backdrop, the Standard & Poor's 500SM Index posted a -35.31% return, with all 10 of its market sectors showing double-digit losses for the 12-month period. Meanwhile, the blue-chip Dow Jones Industrial AverageSM returned -34.19%, and the technology-laden NASDAQ Composite® Index managed a -28.13% return. Small-cap stocks tended to slightly outperform their larger counterparts, and growth stocks topped value stocks.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Large Cap Stock Fund: The fund returned -37.37% during the past 12 months, lagging the S&P 500®. Sector weightings held back results, with an overweighting and unfavorable stock selection in financials and an underweighting in consumer staples hurting the most, while overweighted investments in information technology and health care helped. Currency fluctuations also boosted the fund's absolute return. The fund's position in Wachovia was the biggest detractor, falling on worries about credit costs in the mortgage portfolio acquired in its takeover of Golden West. The Federal Reserve Board pressured Wachovia into a merger with Wells Fargo. Overweighted positions in other financial companies, notably Bank of America, State Street Corp. and American International Group (AIG), also hurt. Among technology holdings, an out-of-benchmark investment in Timminco proved disappointing. I sold the investments in AIG and Timminco. Overweighted positions in information technology and health care helped. A large non-benchmark position in Inverness Medical Innovations provided a boost, as the diagnostic products maker delivered on its growth plans. Office retailer Staples also helped, as did the fund's underexposure to General Electric and Goldman Sachs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 to April 30, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period* November 1, 2008 to April 30, 2009
Actual	.71%	$ 1,000.00	$ 1,011.60	$ 3.54
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.27	$ 3.56

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Inverness Medical Innovations, Inc.	3.9	3.0
JPMorgan Chase & Co.	3.2	4.1
Cisco Systems, Inc.	2.8	3.0
Wells Fargo & Co.	2.1	1.9
MEMC Electronic Materials, Inc.	2.0	1.4
Verizon Communications, Inc.	1.7	1.9
QUALCOMM, Inc.	1.7	1.7
Staples, Inc.	1.7	2.6
Merck & Co., Inc.	1.6	1.4
Apple, Inc.	1.5	1.6
	22.2
Top Five Market Sectors as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.7	23.7
Financials	16.4	20.4
Health Care	14.1	14.2
Consumer Discretionary	14.0	9.7
Industrials	8.8	10.6
Asset Allocation (% of fund's net assets)
As of April 30, 2009 *	As of October 31, 2008 **
Stocks 100.0%	Stocks 100.0%
Convertible Securities 0.2%	Convertible Securities 0.1%
Short-Term Investments and Net Other Assets † (0.2)%	Short-Term Investments and Net Other Assets† (0.1)%

* Foreign investments	13.2%	** Foreign investments	15.1%
† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments April 30, 2009

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 0.9%
Autoliv, Inc.	39,500	$ 974
BorgWarner, Inc.	18,400	533
Gentex Corp.	190,900	2,552
Johnson Controls, Inc.	68,300	1,298
		5,357
Automobiles - 0.7%
Ford Motor Co. (a)	334,700	2,002
Toyota Motor Corp. sponsored ADR	14,100	1,116
Winnebago Industries, Inc.	67,715	597
		3,715
Distributors - 0.5%
Li & Fung Ltd.	1,074,000	3,017
Hotels, Restaurants & Leisure - 0.3%
Royal Caribbean Cruises Ltd.	115,900	1,707
Household Durables - 3.8%
Black & Decker Corp.	55,270	2,227
Centex Corp.	120,200	1,315
Furniture Brands International, Inc.	196,800	622
KB Home	188,239	3,401
Lennar Corp. Class A	77,300	753
Mohawk Industries, Inc. (a)	61,300	2,900
Newell Rubbermaid, Inc.	484,900	5,067
Pulte Homes, Inc.	294,100	3,385
Ryland Group, Inc.	136,300	2,823
		22,493
Media - 0.6%
The DIRECTV Group, Inc. (a)	12,300	304
The Walt Disney Co.	43,700	957
Viacom, Inc. Class B (non-vtg.) (a)	118,600	2,282
		3,543
Multiline Retail - 1.6%
Kohl's Corp. (a)	10,000	454
Macy's, Inc.	85,000	1,163
Nordstrom, Inc. (f)	25,900	586
Saks, Inc. (a)(f)	170,200	887
Target Corp.	146,400	6,040
		9,130
Specialty Retail - 5.0%
AnnTaylor Stores Corp. (a)	324,364	2,397
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Best Buy Co., Inc.	104,400	$ 4,007
Dick's Sporting Goods, Inc. (a)	126,072	2,395
Home Depot, Inc.	126,300	3,324
Lowe's Companies, Inc.	349,600	7,516
Staples, Inc.	474,609	9,786
		29,425
Textiles, Apparel & Luxury Goods - 0.6%
Hanesbrands, Inc. (a)	151,490	2,494
Liz Claiborne, Inc.	238,600	1,131
		3,625
TOTAL CONSUMER DISCRETIONARY		82,012
CONSUMER STAPLES - 6.7%
Beverages - 2.0%
Anheuser-Busch InBev NV	159,280	4,875
Anheuser-Busch InBev NV (strip VVPR) (a)	52,480	0*
PepsiCo, Inc.	34,200	1,702
The Coca-Cola Co.	118,990	5,123
		11,700
Food & Staples Retailing - 1.4%
CVS Caremark Corp.	254,800	8,098
Food Products - 1.3%
Danone (f)	44,200	2,102
Nestle SA (Reg.)	158,282	5,158
		7,260
Household Products - 1.4%
Energizer Holdings, Inc. (a)	39,600	2,269
Procter & Gamble Co.	124,291	6,145
		8,414
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	22,200	664
Tobacco - 0.5%
Philip Morris International, Inc.	80,500	2,914
TOTAL CONSUMER STAPLES		39,050
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 8.6%
Energy Equipment & Services - 1.5%
Helmerich & Payne, Inc.	44,600	$ 1,375
National Oilwell Varco, Inc. (a)	82,300	2,492
Schlumberger Ltd. (NY Shares)	28,300	1,386
Weatherford International Ltd. (a)	200,700	3,338
		8,591
Oil, Gas & Consumable Fuels - 7.1%
Anadarko Petroleum Corp.	25,900	1,115
BG Group PLC	32,400	517
Chevron Corp.	33,200	2,195
ConocoPhillips	112,651	4,619
Denbury Resources, Inc. (a)	205,118	3,339
EnCana Corp.	33,100	1,517
EOG Resources, Inc.	42,900	2,723
Exxon Mobil Corp.	58,074	3,872
Hess Corp.	55,100	3,019
Marathon Oil Corp.	129,200	3,837
Occidental Petroleum Corp.	78,000	4,391
Petrohawk Energy Corp. (a)	59,399	1,402
Plains Exploration & Production Co. (a)	17,700	334
Range Resources Corp.	67,750	2,708
Royal Dutch Shell PLC Class A sponsored ADR	34,300	1,567
Suncor Energy, Inc.	60,000	1,510
Ultra Petroleum Corp. (a)	71,200	3,047
		41,712
TOTAL ENERGY		50,303
FINANCIALS - 16.3%
Capital Markets - 2.3%
Goldman Sachs Group, Inc.	64,800	8,327
Greenhill & Co., Inc.	3,100	240
Janus Capital Group, Inc.	175,244	1,758
Morgan Stanley	37,800	894
State Street Corp.	62,299	2,126
		13,345
Commercial Banks - 4.7%
Comerica, Inc.	52,400	1,099
HSBC Holdings PLC sponsored ADR	56,900	2,026
PNC Financial Services Group, Inc.	199,146	7,906
Standard Chartered PLC (United Kingdom)	19,700	305
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp, Delaware	241,400	$ 4,398
Wells Fargo & Co.	605,853	12,123
		27,857
Consumer Finance - 1.0%
American Express Co.	88,800	2,240
Capital One Financial Corp.	224,550	3,759
		5,999
Diversified Financial Services - 4.6%
Bank of America Corp.	814,016	7,269
Hong Kong Exchange & Clearing Ltd.	104,200	1,200
JPMorgan Chase & Co.	567,319	18,722
		27,191
Insurance - 2.5%
ACE Ltd.	84,300	3,905
Everest Re Group Ltd.	51,825	3,868
Hartford Financial Services Group, Inc.	20,100	231
MetLife, Inc.	114,400	3,403
RenaissanceRe Holdings Ltd.	34,000	1,654
XL Capital Ltd. Class A	171,000	1,626
		14,687
Real Estate Investment Trusts - 0.1%
The Macerich Co.	36,300	636
Real Estate Management & Development - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	430,700	3,230
Jones Lang LaSalle, Inc.	24,100	778
		4,008
Thrifts & Mortgage Finance - 0.4%
MGIC Investment Corp.	150,600	386
Radian Group, Inc.	1,070,100	1,851
		2,237
TOTAL FINANCIALS		95,960
HEALTH CARE - 14.1%
Biotechnology - 1.9%
Alnylam Pharmaceuticals, Inc. (a)(f)	94,100	1,729
Biogen Idec, Inc. (a)	23,500	1,136
Celgene Corp. (a)	28,600	1,222
Cephalon, Inc. (a)(f)	35,152	2,306
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Cougar Biotechnology, Inc. (a)	19,278	$ 673
Vertex Pharmaceuticals, Inc. (a)	129,800	4,000
		11,066
Health Care Equipment & Supplies - 4.4%
Conceptus, Inc. (a)	102,106	1,383
HeartWare International, Inc. unit (a)	1,380,393	989
Inverness Medical Innovations, Inc. (a)	699,625	22,597
Nobel Biocare Holding AG (Switzerland)	40,980	835
		25,804
Health Care Providers & Services - 1.8%
Express Scripts, Inc. (a)	91,200	5,834
Medco Health Solutions, Inc. (a)	6,500	283
UnitedHealth Group, Inc.	81,200	1,910
WellPoint, Inc. (a)	67,000	2,865
		10,892
Life Sciences Tools & Services - 1.4%
AMAG Pharmaceuticals, Inc. (a)	70,028	3,141
Illumina, Inc. (a)	35,800	1,337
QIAGEN NV (a)	221,600	3,652
		8,130
Pharmaceuticals - 4.6%
Abbott Laboratories	129,700	5,428
Allergan, Inc.	83,101	3,877
Elan Corp. PLC sponsored ADR (a)	117,100	692
Merck & Co., Inc.	377,528	9,151
Pfizer, Inc.	568,600	7,596
		26,744
TOTAL HEALTH CARE		82,636
INDUSTRIALS - 8.8%
Aerospace & Defense - 1.9%
BE Aerospace, Inc. (a)	79,500	858
Honeywell International, Inc.	243,100	7,587
Raytheon Co.	57,000	2,578
		11,023
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	1,100	58
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - continued
FedEx Corp.	44,600	$ 2,496
United Parcel Service, Inc. Class B	9,300	487
		3,041
Building Products - 0.2%
Masco Corp.	139,400	1,235
Commercial Services & Supplies - 0.1%
Interface, Inc. Class A	141,900	822
Electrical Equipment - 1.9%
First Solar, Inc. (a)(f)	29,900	5,600
Rockwell Automation, Inc.	66,100	2,088
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(f)	93,579	1,397
Vestas Wind Systems AS (a)	29,200	1,895
Vestas Wind Systems AS (a)(h)	4,700	310
		11,290
Industrial Conglomerates - 0.8%
General Electric Co.	103,165	1,305
Siemens AG sponsored ADR	22,900	1,533
Textron, Inc.	161,800	1,736
		4,574
Machinery - 2.3%
Caterpillar, Inc.	55,600	1,978
Cummins, Inc.	77,699	2,642
Deere & Co.	45,700	1,886
Ingersoll-Rand Co. Ltd. Class A	94,000	2,046
Navistar International Corp. (a)	75,562	2,856
Parker Hannifin Corp.	9,700	440
Toro Co. (f)	58,700	1,783
		13,631
Road & Rail - 1.1%
Con-way, Inc.	102,151	2,531
Old Dominion Freight Lines, Inc. (a)	23,100	650
Ryder System, Inc.	110,200	3,051
		6,232
TOTAL INDUSTRIALS		51,848
INFORMATION TECHNOLOGY - 23.7%
Communications Equipment - 7.0%
Cisco Systems, Inc. (a)	861,000	16,635
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Corning, Inc.	460,750	$ 6,736
Juniper Networks, Inc. (a)	324,800	7,032
Palm, Inc. (a)	45,500	477
QUALCOMM, Inc.	235,800	9,979
		40,859
Computers & Peripherals - 3.0%
Apple, Inc. (a)	71,600	9,009
Dell, Inc. (a)	145,100	1,686
Hewlett-Packard Co.	198,300	7,135
		17,830
Electronic Equipment & Components - 0.4%
Avnet, Inc. (a)	47,108	1,031
BYD Co. Ltd. (H Shares)	206,000	541
Tyco Electronics Ltd.	51,800	903
		2,475
Internet Software & Services - 1.5%
Google, Inc. Class A (sub. vtg.) (a)	22,613	8,954
IT Services - 2.1%
Cognizant Technology Solutions Corp. Class A (a)	197,902	4,906
MasterCard, Inc. Class A	17,800	3,265
The Western Union Co.	155,800	2,610
Visa, Inc.	26,900	1,747
		12,528
Semiconductors & Semiconductor Equipment - 6.9%
Analog Devices, Inc.	91,900	1,956
Applied Materials, Inc.	209,414	2,557
ARM Holdings PLC sponsored ADR	437,233	2,322
ASML Holding NV (NY Shares)	171,700	3,631
Infineon Technologies AG (a)	293,500	751
Intel Corp.	143,499	2,264
Lam Research Corp. (a)	157,602	4,394
MEMC Electronic Materials, Inc. (a)	734,464	11,898
National Semiconductor Corp.	290,900	3,598
Samsung Electronics Co. Ltd.	650	301
Taiwan Semiconductor Manufacturing Co. Ltd.	1,816,397	3,073
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	325,860	3,444
		40,189
Software - 2.8%
Adobe Systems, Inc. (a)	100,900	2,760
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Ansys, Inc. (a)	18,637	$ 515
Autonomy Corp. PLC (a)	156,937	3,291
Electronic Arts, Inc. (a)	155,988	3,174
Microsoft Corp.	162,600	3,294
Nintendo Co. Ltd.	5,300	1,427
Salesforce.com, Inc. (a)	41,320	1,769
VMware, Inc. Class A (a)	11,100	289
		16,519
TOTAL INFORMATION TECHNOLOGY		139,354
MATERIALS - 4.3%
Chemicals - 3.5%
Albemarle Corp.	145,700	3,908
Ashland, Inc.	69,200	1,520
Celanese Corp. Class A	80,201	1,671
Dow Chemical Co.	166,900	2,670
E.I. du Pont de Nemours & Co.	128,800	3,594
Methanex Corp.	50,200	578
Monsanto Co.	22,000	1,868
Rockwood Holdings, Inc. (a)	120,500	1,482
The Mosaic Co.	11,800	477
W.R. Grace & Co. (a)	300,900	2,657
		20,425
Construction Materials - 0.2%
Texas Industries, Inc.	38,500	1,231
Containers & Packaging - 0.1%
Temple-Inland, Inc.	54,700	653
Metals & Mining - 0.3%
AMG Advanced Metallurgical Group NV (a)	94,945	543
Reliance Steel & Aluminum Co.	27,800	979
		1,522
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	31,700	1,118
TOTAL MATERIALS		24,949
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.9%
Qwest Communications International, Inc.	288,500	$ 1,122
Verizon Communications, Inc.	330,030	10,013
		11,135
Wireless Telecommunication Services - 0.6%
Bharti Airtel Ltd. (a)	84,350	1,286
Sprint Nextel Corp. (a)	509,745	2,222
		3,508
TOTAL TELECOMMUNICATION SERVICES		14,643
UTILITIES - 1.0%
Electric Utilities - 1.0%
Allegheny Energy, Inc.	9,000	233
Entergy Corp.	35,200	2,280
Exelon Corp.	65,200	3,008
FirstEnergy Corp.	8,300	339
		5,860
Independent Power Producers & Energy Traders - 0.0%
AES Corp. (a)	28,500	201
TOTAL UTILITIES		6,061
TOTAL COMMON STOCKS (Cost $611,075)		586,816
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Bank of America Corp. Series L, 7.25%	800	462
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	7,600	524
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $743)		986
Convertible Bonds - 0.0%
	Principal Amount (000s)	Value (000s)
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp.:
0% 9/30/14 (d)(e)(g)	$ 1,360	$ 170
7.75% 6/1/15 (d)	2,950	67
		237
TOTAL CONVERTIBLE BONDS (Cost $953)		237
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 0.53% (b)	1,376,540	1,377
Fidelity Securities Lending Cash Central Fund, 0.28% (b)(c)	9,521,100	9,521
TOTAL MONEY MARKET FUNDS (Cost $10,898)		10,898
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $623,669)		598,937
NET OTHER ASSETS - (2.1)%		(12,037)
NET ASSETS - 100%		$ 586,900
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $310,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Vestas Wind Systems AS	4/29/09	$ 270
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 28
Fidelity Securities Lending Cash Central Fund	893
Total	$ 921
Other Information

The following is a summary of the inputs used, as of April 30, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 598,937	$ 566,898	$ 31,802	$ 237
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
(Amounts in thousands)	Investments in Securities
Beginning Balance	$ 170
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	131
Cost of Purchases	-
Proceeds of Sales	(422)
Amortization/Accretion	-
Transfer in/out of Level 3	358
Ending Balance	$ 237

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.8%
Switzerland	2.3%
United Kingdom	1.8%
Bermuda	1.3%
Netherlands	1.3%
Canada	1.1%
Taiwan	1.1%
Others (individually less than 1%)	4.3%
100.0%
Income Tax Information
At April 30, 2009, the fund had a capital loss carryforward of approximately $183,014,000 all of which will expire on April 30, 2017.
The fund intends to elect to defer to its fiscal year ending April 30, 2010 approximately $118,101,000 of losses recognized during the period November 1, 2008 to April 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2009

Assets
Investment in securities, at value (including securities loaned of $9,590) - See accompanying schedule: Unaffiliated issuers (cost $612,771)	$ 588,039
Fidelity Central Funds (cost $10,898)	10,898
Total Investments (cost $623,669)		$ 598,937
Receivable for investments sold		19,284
Receivable for fund shares sold		1,132
Dividends receivable		763
Distributions receivable from Fidelity Central Funds		29
Prepaid expenses		5
Other receivables		5
Total assets		620,155

Liabilities
Payable to custodian bank	$ 153
Payable for investments purchased	22,375
Payable for fund shares redeemed	754
Accrued management fee	232
Other affiliated payables	146
Other payables and accrued expenses	74
Collateral on securities loaned, at value	9,521
Total liabilities		33,255

Net Assets		$ 586,900
Net Assets consist of:
Paid in capital		$ 942,932
Undistributed net investment income		2,038
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(333,308)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(24,762)
Net Assets, for 53,056 shares outstanding		$ 586,900
Net Asset Value, offering price and redemption price per share ($586,900 ÷ 53,056 shares)		$ 11.06

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2009

Investment Income
Dividends		$ 12,946
Interest		35
Income from Fidelity Central Funds (including $893 from security lending)		921
Total income		13,902

Expenses
Management fee Basic fee	$ 3,852
Performance adjustment	(675)
Transfer agent fees	1,996
Accounting and security lending fees	254
Custodian fees and expenses	169
Independent trustees' compensation	4
Registration fees	43
Audit	56
Legal	4
Interest	37
Miscellaneous	24
Total expenses before reductions	5,764
Expense reductions	(46)	5,718
Net investment income (loss)		8,184
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(293,800)
Foreign currency transactions	(140)
Total net realized gain (loss)		(293,940)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $18)	(88,723)
Assets and liabilities in foreign currencies	(7)
Total change in net unrealized appreciation (depreciation)		(88,730)
Net gain (loss)		(382,670)
Net increase (decrease) in net assets resulting from operations		$ (374,486)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2009	Year ended April 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,184	$ 6,772
Net realized gain (loss)	(293,940)	(4,637)
Change in net unrealized appreciation (depreciation)	(88,730)	(37,686)
Net increase (decrease) in net assets resulting from operations	(374,486)	(35,551)
Distributions to shareholders from net investment income	(8,011)	(6,697)
Distributions to shareholders from net realized gain	-	(22,179)
Total distributions	(8,011)	(28,876)
Share transactions Proceeds from sales of shares	238,911	585,857
Reinvestment of distributions	7,594	28,334
Cost of shares redeemed	(378,534)	(377,991)
Net increase (decrease) in net assets resulting from share transactions	(132,029)	236,200
Total increase (decrease) in net assets	(514,526)	171,773

Net Assets
Beginning of period	1,101,426	929,653
End of period (including undistributed net investment income of $2,038 and undistributed net investment income of $2,247, respectively)	$ 586,900	$ 1,101,426
Other Information Shares
Sold	20,085	30,625
Issued in reinvestment of distributions	705	1,444
Redeemed	(29,279)	(20,185)
Net increase (decrease)	(8,489)	11,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.90	$ 18.72	$ 16.55	$ 13.72	$ 13.69
Income from Investment Operations
Net investment income (loss) B	.15	.12	.13	.10	.13 E
Net realized and unrealized gain (loss)	(6.84)	(.45)	2.15	2.83	.04
Total from investment operations	(6.69)	(.33)	2.28	2.93	.17
Distributions from net investment income	(.15)	(.12)	(.11)	(.10)	(.14)
Distributions from net realized gain	-	(.37)	-	-	-
Total distributions	(.15)	(.49)	(.11)	(.10)	(.14)
Net asset value, end of period	$ 11.06	$ 17.90	$ 18.72	$ 16.55	$ 13.72
Total Return A	(37.37)%	(1.99)%	13.84%	21.43%	1.21%
Ratios to Average Net Assets C, F
Expenses before reductions	.84%	.98%	.82%	.78%	.78%
Expenses net of fee waivers, if any	.84%	.98%	.82%	.78%	.78%
Expenses net of all reductions	.83%	.97%	.81%	.73%	.75%
Net investment income (loss)	1.19%	.62%	.75%	.67%	.94% E
Supplemental Data
Net assets, end of period (in millions)	$ 587	$ 1,101	$ 930	$ 747	$ 612
Portfolio turnover rate D	159%	120%	96%	154%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Large Cap Stock Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of April 30, 2009, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 54,127
Unrealized depreciation	(111,081)
Net unrealized appreciation (depreciation)	$ (56,954)
Undistributed ordinary income	2,038
Capital loss carryforward	(183,014)

Cost for federal income tax purposes	$ 655,891

The tax character of distributions paid was as follows:

	April 30, 2009	April 30, 2008
Ordinary Income	$ 8,011	$ 6,697
Long-term Capital Gains	-	22,179
Total	$ 8,011	$ 28,876

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,122,506 and $1,255,162, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .29% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $81 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,380	2.02%	$ 22

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $10,626. The weighted average interest rate was 2.38%. The interest expense amounted to $15 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $11.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Large Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Large Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Large Cap Stock Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 15, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Johnson oversees 360 funds advised by FMR or an affiliate. Mr. Curvey oversees 383 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-
present).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research

(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

LCS-UANN-0609
1.784725.106

Fidelity®
Mid-Cap Stock
Fund

Annual Report

April 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the capital markets this spring, many economic uncertainties remain - including still-weak corporate earnings and sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2009	Past 1 year	Past 5 years	Past 10 years
Mid-Cap Stock	-38.76%	-1.49%	2.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Mid-Cap Stock, a class of the fund, on April 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® MidCap 400 Index (S&P® MidCap 400) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A nice, period-ending uptick in equity prices during March and April punctuated an otherwise dreary year for U.S. stocks. For the 12-month period ending April 30, 2009, the major domestic stock indexes put up negative returns, as extremely tight credit, a deepening economic recession and the near-collapse of the global financial system all weighed heavily on equity prices, not only in the United States, but also around the world. An expansive flight to quality and away from risk defined the market for most of the period, even as the federal government took bold and unprecedented steps to free up credit availability, stabilize the financial system and stimulate economic growth. By March 2009, with some early signs of stability coming into focus, investors appeared to regain some confidence, and the U.S. equity market began to gather some forward momentum. Against this improving, but still troubled backdrop, the Standard & Poor's 500SM Index posted a -35.31% return, with all 10 of its market sectors showing double-digit losses for the 12-month period. Meanwhile, the blue-chip Dow Jones Industrial AverageSM returned -34.19%, and the technology-laden NASDAQ Composite® Index managed a -28.13% return. Small-cap stocks tended to slightly outperform their larger counterparts, and growth stocks topped value stocks.

Comments from Shep Perkins, Portfolio Manager of Fidelity® Mid-Cap Stock Fund: During this difficult period, the fund's Retail Class shares fell 38.76%, underperforming the Standard & Poor's® MidCap 400 Index, which declined 31.84%. Unfavorable stock selection in the information technology, materials and financials sectors, along with a sizable overweighting in energy, by far the benchmark's worst-performing sector, caused much of the relative underperformance. A combination of underweighting and poor stock picking in consumer discretionary also detracted. Conversely, good stock picks and an overweighting in health care, a defensive sector that outperformed, helped overall results. Among the period's biggest detractors were contract electronics manufacturer Flextronics International and telecommunications software company Comverse Technology. The fund's biggest contributor was telecom provider Qwest Communications, with several health care names, led by Medco Health Solutions, also providing a boost. All of the stocks just mentioned were out-of-index holdings.

Note to shareholders: The fund reopened to new accounts on October 14, 2008.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 to April 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period* November 1, 2008 to April 30, 2009
Mid-Cap Stock	.42%
Actual		$ 1,000.00	$ 1,033.20	$ 2.12
HypotheticalA		$ 1,000.00	$ 1,022.71	$ 2.11
Class K	.50%
Actual		$ 1,000.00	$ 1,034.70	$ 2.52
HypotheticalA		$ 1,000.00	$ 1,022.32	$ 2.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Juniper Networks, Inc.	2.7	2.6
Qwest Communications International, Inc.	2.6	2.2
tw telecom, inc.	2.1	1.5
Comverse Technology, Inc.	1.8	1.8
St. Jude Medical, Inc.	1.8	3.4
Hanesbrands, Inc.	1.6	0.9
Inverness Medical Innovations, Inc.	1.6	0.7
Flextronics International Ltd.	1.5	2.1
Cephalon, Inc.	1.4	1.6
Republic Services, Inc.	1.3	0.0
	18.4
Top Five Market Sectors as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.8	23.6
Consumer Discretionary	16.4	7.5
Health Care	12.9	21.4
Industrials	11.9	10.8
Financials	11.8	11.4
Asset Allocation (% of fund's net assets)
As of April 30, 2009 *	As of October 31, 2008 **
Stocks 100.4%	Stocks 96.8%
Short-Term Investments and Net Other Assets*** (0.4)%	Short-Term Investments and Net Other Assets 3.2%

* Foreign investments	22.3%	** Foreign investments	21.6%

***Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments April 30, 2009

Showing Percentage of Net Assets

Common Stocks - 100.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.4%
Auto Components - 1.3%
Autoliv, Inc.	500,000	$ 12,335
BorgWarner, Inc.	850,000	24,608
Gentex Corp.	1,000,000	13,370
Johnson Controls, Inc.	750,000	14,258
		64,571
Automobiles - 0.2%
Thor Industries, Inc.	500,000	11,495
Diversified Consumer Services - 0.3%
Corinthian Colleges, Inc. (a)	900,000	13,860
Hotels, Restaurants & Leisure - 2.2%
Bally Technologies, Inc. (a)	500,000	13,090
Burger King Holdings, Inc.	3,500,000	57,190
Chipotle Mexican Grill, Inc. Class B (a)	30,738	2,014
InterContinental Hotel Group PLC ADR	1,250,000	11,838
MGM Mirage, Inc. (a)	1,000,000	8,380
Morgans Hotel Group Co. (a)	532,583	2,285
Royal Caribbean Cruises Ltd.	500,000	7,365
The Cheesecake Factory, Inc. (a)	750,000	13,028
		115,190
Household Durables - 3.3%
Black & Decker Corp.	400,000	16,120
Lennar Corp. Class A	893,197	8,700
M.D.C. Holdings, Inc.	600,000	20,508
Mohawk Industries, Inc. (a)	1,000,000	47,310
Newell Rubbermaid, Inc.	2,387,900	24,954
NVR, Inc. (a)	35,000	17,688
Standard Pacific Corp. (a)	517,700	968
Tempur-Pedic International, Inc.	500,000	6,430
The Stanley Works	250,000	9,508
Whirlpool Corp.	400,000	18,064
		170,250
Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	200,000	16,104
Blue Nile, Inc. (a)(d)	650,000	27,664
		43,768
Media - 1.8%
Discovery Communications, Inc. (a)	500,000	9,495
Grupo Televisa SA de CV (CPO) sponsored ADR	2,500,000	38,700
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
JumpTV, Inc. (a)	3,000,000	$ 1,383
National CineMedia, Inc. (e)	3,154,778	45,839
		95,417
Multiline Retail - 0.4%
Macy's, Inc.	1,000,000	13,680
Saks, Inc. (a)(d)	1,500,000	7,815
		21,495
Specialty Retail - 4.4%
AnnTaylor Stores Corp. (a)	1,000,000	7,390
Best Buy Co., Inc.	1,400,000	53,732
CarMax, Inc. (a)	1,000,000	12,760
Dick's Sporting Goods, Inc. (a)	1,150,000	21,850
Eddie Bauer Holdings, Inc. (a)	1,100,000	361
Home Depot, Inc.	800,000	21,056
Lowe's Companies, Inc.	800,000	17,200
O'Reilly Automotive, Inc. (a)	550,000	21,368
Sherwin-Williams Co.	400,000	22,656
Staples, Inc.	2,500,000	51,550
		229,923
Textiles, Apparel & Luxury Goods - 1.6%
Hanesbrands, Inc. (a)(e)	5,000,000	82,300
TOTAL CONSUMER DISCRETIONARY		848,269
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.1%
Rite Aid Corp. (a)	10,000,000	9,000
Food Products - 0.3%
Smithfield Foods, Inc. (a)	750,000	6,480
Tyson Foods, Inc. Class A	750,000	7,905
		14,385
TOTAL CONSUMER STAPLES		23,385
ENERGY - 8.2%
Energy Equipment & Services - 2.7%
BJ Services Co.	750,000	10,418
Helmerich & Payne, Inc.	300,000	9,246
National Oilwell Varco, Inc. (a)	1,000,000	30,280
Noble Corp.	1,000,000	27,330
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
North American Energy Partners, Inc. (a)(e)	2,300,000	$ 9,085
Patterson-UTI Energy, Inc.	1,000,000	12,710
Weatherford International Ltd. (a)	2,500,000	41,575
		140,644
Oil, Gas & Consumable Fuels - 5.5%
Arch Coal, Inc.	1,000,000	13,970
Chesapeake Energy Corp.	500,000	9,855
Comstock Resources, Inc. (a)	800,000	27,568
Continental Resources, Inc. (a)(d)	500,000	11,675
EXCO Resources, Inc. (a)	900,000	10,602
Hess Corp.	550,000	30,135
Massey Energy Co.	750,000	11,933
OPTI Canada, Inc. (a)	3,000,000	4,852
Plains Exploration & Production Co. (a)	1,000,000	18,870
Range Resources Corp.	300,000	11,991
SandRidge Energy, Inc. (a)	1,000,000	8,160
Southwestern Energy Co. (a)	1,100,000	39,446
Ultra Petroleum Corp. (a)	1,050,000	44,940
Western Refining, Inc.	400,000	5,036
Whiting Petroleum Corp. (a)	1,000,000	32,760
		281,793
TOTAL ENERGY		422,437
FINANCIALS - 11.8%
Capital Markets - 1.2%
Calamos Asset Management, Inc. Class A	590,252	6,735
Jefferies Group, Inc.	750,000	14,678
State Street Corp.	750,000	25,598
T. Rowe Price Group, Inc.	400,000	15,408
		62,419
Commercial Banks - 1.7%
Associated Banc-Corp.	850,000	13,150
Boston Private Financial Holdings, Inc.	1,500,000	6,915
First Horizon National Corp.	1,696,677	19,529
PNC Financial Services Group, Inc.	1,100,000	43,670
SunTrust Banks, Inc.	400,000	5,776
		89,040
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 0.4%
IntercontinentalExchange, Inc. (a)	200,000	$ 17,520
Insurance - 7.7%
ACE Ltd.	700,000	32,424
Arch Capital Group Ltd. (a)	500,000	28,890
Axis Capital Holdings Ltd.	1,800,000	44,352
Everest Re Group Ltd.	800,000	59,712
Markel Corp. (a)	45,036	12,925
Montpelier Re Holdings Ltd.	3,700,000	46,102
Platinum Underwriters Holdings Ltd.	600,000	17,262
The Chubb Corp.	500,000	19,475
Validus Holdings Ltd.	1,900,000	42,560
W.R. Berkley Corp.	2,400,000	57,384
XL Capital Ltd. Class A	3,616,649	34,394
		395,480
Real Estate Investment Trusts - 0.6%
CBL & Associates Properties, Inc.	1,000,000	7,940
Host Hotels & Resorts, Inc.	1,500,000	11,535
LaSalle Hotel Properties (SBI)	390,000	4,664
The Macerich Co.	500,000	8,765
		32,904
Thrifts & Mortgage Finance - 0.2%
People's United Financial, Inc.	750,000	11,715
TOTAL FINANCIALS		609,078
HEALTH CARE - 12.9%
Biotechnology - 2.6%
Biogen Idec, Inc. (a)	900,000	43,506
BioMarin Pharmaceutical, Inc. (a)(d)	1,250,000	16,075
Cephalon, Inc. (a)(d)	1,100,000	72,171
Osiris Therapeutics, Inc. (a)(d)	100,000	1,267
		133,019
Health Care Equipment & Supplies - 6.7%
Boston Scientific Corp. (a)	5,000,000	42,050
Conceptus, Inc. (a)	500,000	6,770
Covidien Ltd.	1,300,000	42,874
Edwards Lifesciences Corp. (a)	500,000	31,690
Inverness Medical Innovations, Inc. (a)	2,500,000	80,725
Masimo Corp. (a)	1,650,000	47,685
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Orthofix International NV (a)	199,760	$ 3,406
St. Jude Medical, Inc. (a)	2,750,000	92,180
		347,380
Health Care Providers & Services - 2.6%
Express Scripts, Inc. (a)	850,000	54,375
Laboratory Corp. of America Holdings (a)	200,000	12,830
LCA-Vision, Inc. (d)	500,000	2,875
McKesson Corp.	550,000	20,350
Medco Health Solutions, Inc. (a)	750,000	32,663
Tenet Healthcare Corp. (a)	5,000,000	11,250
		134,343
Life Sciences Tools & Services - 0.4%
QIAGEN NV (a)	1,250,000	20,600
Pharmaceuticals - 0.6%
Allergan, Inc.	350,000	16,331
Warner Chilcott Ltd. (a)	1,500,000	14,685
		31,016
TOTAL HEALTH CARE		666,358
INDUSTRIALS - 11.9%
Aerospace & Defense - 0.4%
BE Aerospace, Inc. (a)	1,750,000	18,883
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	800,100	42,533
Expeditors International of Washington, Inc.	500,000	17,355
		59,888
Building Products - 0.4%
Masco Corp.	2,097,815	18,587
Trex Co., Inc. (a)	217,700	2,384
		20,971
Commercial Services & Supplies - 2.2%
American Reprographics Co. (a)	496,943	3,205
Casella Waste Systems, Inc. Class A (a)	650,000	1,339
Interface, Inc. Class A	360,106	2,085
Republic Services, Inc.	3,250,000	68,250
Waste Management, Inc.	1,400,000	37,338
		112,217
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.3%
MasTec, Inc. (a)	1,400,000	$ 17,514
Electrical Equipment - 0.7%
Regal-Beloit Corp.	500,000	20,315
Rockwell Automation, Inc.	400,000	12,636
Sunpower Corp. Class A (a)	170,000	4,655
		37,606
Industrial Conglomerates - 0.1%
Textron, Inc.	743,100	7,973
Machinery - 2.2%
AGCO Corp. (a)	1,000,000	24,300
Cummins, Inc.	500,000	17,000
Ingersoll-Rand Co. Ltd. Class A	500,000	10,885
JTEKT Corp.	441,500	4,259
Middleby Corp. (a)	300,000	13,131
Pall Corp.	1,050,000	27,731
Toro Co.	500,000	15,190
		112,496
Professional Services - 0.6%
CoStar Group, Inc. (a)	500,000	18,525
IHS, Inc. Class A (a)	300,000	12,408
		30,933
Road & Rail - 3.4%
Con-way, Inc.	1,100,000	27,258
Hertz Global Holdings, Inc. (a)	1,500,000	10,200
Knight Transportation, Inc.	1,000,000	17,680
Landstar System, Inc.	1,500,000	53,415
Old Dominion Freight Lines, Inc. (a)	1,000,000	28,150
Ryder System, Inc.	1,500,000	41,535
		178,238
Trading Companies & Distributors - 0.1%
Beacon Roofing Supply, Inc. (a)	379,373	6,032
Transportation Infrastructure - 0.3%
Mundra Port and SEZ Ltd.	2,000,000	15,741
TOTAL INDUSTRIALS		618,492
INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 7.3%
Adtran, Inc.	1,500,000	31,725
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Comverse Technology, Inc. (a)(e)	13,000,000	$ 92,950
Corning, Inc.	2,500,000	36,550
Finisar Corp. (a)	11,000,000	7,260
Infinera Corp. (a)(d)	2,900,000	24,476
Juniper Networks, Inc. (a)	6,500,000	140,714
QUALCOMM, Inc.	1,100,000	46,552
		380,227
Computers & Peripherals - 0.7%
NCR Corp. (a)	3,000,000	30,450
SanDisk Corp. (a)	500,000	7,860
		38,310
Electronic Equipment & Components - 4.1%
Arrow Electronics, Inc. (a)	1,850,000	42,069
Avnet, Inc. (a)	1,250,000	27,363
Comverge, Inc. (a)(d)	500,000	3,835
Flextronics International Ltd. (a)	20,000,000	77,600
Jabil Circuit, Inc.	750,000	6,075
LG Display Co. Ltd. sponsored ADR (d)	1,500,000	18,435
Tyco Electronics Ltd.	2,000,000	34,880
		210,257
Internet Software & Services - 1.5%
DealerTrack Holdings, Inc. (a)	500,000	7,590
Google, Inc. Class A (sub. vtg.) (a)	50,000	19,799
GSI Commerce, Inc. (a)(d)	1,400,000	19,894
Move, Inc. (a)(e)	14,596,351	29,923
		77,206
IT Services - 1.7%
Genpact Ltd. (a)	3,000,000	26,880
Telvent GIT SA (e)	2,200,000	35,794
WNS Holdings Ltd. sponsored ADR (a)	2,750,000	22,798
		85,472
Semiconductors & Semiconductor Equipment - 9.9%
Advanced Micro Devices, Inc. (a)	5,000,000	18,050
Altera Corp.	2,000,000	32,620
Analog Devices, Inc.	900,000	19,152
Applied Micro Circuits Corp. (a)(e)	6,400,000	34,880
ARM Holdings PLC sponsored ADR	3,000,000	15,930
ASML Holding NV (NY Shares)	1,000,000	21,150
Broadcom Corp. Class A (a)	1,550,000	35,945
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Marvell Technology Group Ltd. (a)	3,500,000	$ 38,430
Microchip Technology, Inc. (d)	1,000,000	23,000
Micron Technology, Inc. (a)	2,000,000	9,760
National Semiconductor Corp.	2,500,000	30,925
ON Semiconductor Corp. (a)	9,000,000	48,780
PMC-Sierra, Inc. (a)	8,000,000	63,360
Samsung Electronics Co. Ltd.	70,000	32,426
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	6,000,000	63,420
United Microelectronics Corp. sponsored ADR (d)	2,500,000	7,625
Xilinx, Inc.	800,000	16,352
		511,805
Software - 1.6%
Ansys, Inc. (a)	650,000	17,953
BMC Software, Inc. (a)	250,000	8,668
Salesforce.com, Inc. (a)	150,000	6,422
TIBCO Software, Inc. (a)	4,700,000	29,704
VMware, Inc. Class A (a)(d)	750,000	19,560
		82,307
TOTAL INFORMATION TECHNOLOGY		1,385,584
MATERIALS - 5.4%
Chemicals - 1.3%
Airgas, Inc.	400,000	17,248
Dow Chemical Co.	1,000,000	16,000
Nalco Holding Co.	400,000	6,528
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	400,000	12,604
Terra Industries, Inc.	500,000	13,250
		65,630
Containers & Packaging - 0.2%
Sealed Air Corp.	500,000	9,530
Metals & Mining - 3.9%
Agnico-Eagle Mines Ltd. (Canada)	1,150,000	50,838
ArcelorMittal SA (NY Shares) Class A	500,000	11,790
Newcrest Mining Ltd.	2,500,000	54,423
Newmont Mining Corp.	650,000	26,156
Silver Wheaton Corp. (a)	3,200,000	24,538
Steel Dynamics, Inc.	1,500,000	18,675
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Timminco Ltd. (a)(d)	3,500,000	$ 5,133
United States Steel Corp.	500,000	13,275
		204,828
TOTAL MATERIALS		279,988
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 5.9%
Global Crossing Ltd. (a)(e)	4,500,000	32,670
Level 3 Communications, Inc. (a)	17,500,000	19,600
PAETEC Holding Corp. (a)	2,900,000	8,903
Qwest Communications International, Inc. (d)	35,000,000	136,150
tw telecom, inc. (a)(e)	11,500,000	105,685
		303,008
Wireless Telecommunication Services - 0.4%
Crown Castle International Corp. (a)	900,000	22,068
TOTAL TELECOMMUNICATION SERVICES		325,076
UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
AES Corp.	2,516,600	17,792
TOTAL COMMON STOCKS (Cost $6,369,897)		5,196,459
Money Market Funds - 5.9%

Fidelity Securities Lending Cash Central Fund, 0.28% (b)(c) (Cost $304,239)	304,238,799	304,239
Cash Equivalents - 0.0%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.15%, dated 4/30/09 due 5/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $2,845)	$ 2,845	$ 2,845
TOTAL INVESTMENT PORTFOLIO - 106.3% (Cost $6,676,981)		5,503,543
NET OTHER ASSETS - (6.3)%		(328,572)
NET ASSETS - 100%		$ 5,174,971
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$2,845,000 due 5/01/09 at 0.15%
BNP Paribas Securities Corp.	$ 1,472
Banc of America Securities LLC	260
Barclays Capital, Inc.	783
Deutsche Bank Securities, Inc.	330
$ 2,845
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,781
Fidelity Securities Lending Cash Central Fund	8,397
Total	$ 11,178
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
American Reprographics Co.	$ 47,610	$ 3,200	$ 52,173	$ -	$ -
Applied Micro Circuits Corp.	48,180	8,335	439	-	34,880
Blue Nile, Inc.	74,505	23,053	51,674	-	-
Casella Waste Systems, Inc. Class A	26,034	910	7,891	-	-
CDI Corp.	54,400	-	28,750	520	-
Champion Enterprises, Inc.	51,600	-	12,346	-	-
Cogent Communications Group, Inc.	52,525	-	43,613	-	-
Comverse Technology, Inc.	279,200	22,556	31,430	-	92,950
CoStar Group, Inc.	83,913	114	39,829	-	-
Fleetwood Enterprises, Inc.	20,700	-	11,405	-	-
Global Crossing Ltd.	83,600	11,078	12,334	-	32,670
GSI Commerce, Inc.	64,728	1,021	40,339	-	-
Hain Celestial Group, Inc.	59,232	-	63,322	-	-
Hanesbrands, Inc.	-	114,202	18,015	-	82,300
JumpTV, Inc.	3,871	-	1,020	-	-
Massey Energy Co.	235,485	11,532	130,976	413	-
MasTec, Inc.	40,950	829	37,845	-	-
Mentor Corp.	51,223	-	53,441	700	-
Morgans Hotel Group Co.	41,970	2,251	43,404	-	-
Move, Inc.	48,825	4,041	6,921	-	29,923
National CineMedia, Inc.	91,968	-	16,207	2,641	45,839
North American Energy Partners, Inc.	48,540	108	3,349	-	9,085
PMC-Sierra, Inc.	91,298	7,467	37,020	-	-
SAVVIS, Inc.	76,913	-	71,131	-	-
Telvent GIT SA	75,735	1,913	10,915	2,179	35,794
Time Warner Telecom, Inc. Class A (sub. vtg.)	235,200	-	-	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
tw telecom, inc.	$ -	$ 42,380	$ 25,539	$ -	$ 105,685
Visteon Corp.	30,380	-	30,648	-	-
Western Refining, Inc.	35,035	5,237	31,348	-	-
Wintrust Financial Corp.	38,897	-	17,401	437	-
Total	$ 2,092,517	$ 260,227	$ 930,725	$ 6,890	$ 469,126
Other Information

The following is a summary of the inputs used, as of April 30, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 5,503,543	$ 5,480,698	$ 22,845	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.7%
Bermuda	8.5%
Canada	2.8%
Switzerland	1.9%
Singapore	1.5%
Taiwan	1.4%
Australia	1.0%
Korea (South)	1.0%
United Kingdom	1.0%
Others (individually less than 1%)	3.2%
100.0%
Income Tax Information
At April 30, 2009, the fund had capital loss carryforward of approximately $717,619,000 all of which will expire on April 30, 2017.
The Fund intends to elect to defer to its fiscal year ending April 30, 2010, approximately $1,048,996,000 of losses recognized during the period November 1, 2008 to April 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	April 30, 2009

Assets
Investment in securities, at value (including securities loaned of $296,208 and repurchase agreements of $2,845) - See accompanying schedule: Unaffiliated issuers (cost $5,519,424)	$ 4,730,178
Fidelity Central Funds (cost $304,239)	304,239
Other affiliated issuers (cost $853,318)	469,126
Total Investments (cost $6,676,981)		$ 5,503,543
Cash		1
Foreign currency held at value (cost $158)		163
Receivable for investments sold		195,482
Receivable for fund shares sold		7,403
Dividends receivable		2,684
Distributions receivable from Fidelity Central Funds		355
Prepaid expenses		50
Other receivables		133
Total assets		5,709,814

Liabilities
Payable for investments purchased	$ 195,269
Payable for fund shares redeemed	10,213
Accrued management fee	363
Notes payable to affiliates	23,317
Other affiliated payables	1,288
Other payables and accrued expenses	154
Collateral on securities loaned, at value	304,239
Total liabilities		534,843

Net Assets		$ 5,174,971
Net Assets consist of:
Paid in capital		$ 8,135,357
Accumulated net investment loss		(782)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,786,209)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,173,395)
Net Assets		$ 5,174,971

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	April 30, 2009

Mid-Cap Stock: Net Asset Value, offering price and redemption price per share ($4,762,955 ÷ 286,085 shares)	$ 16.65

Class K: Net Asset Value, offering price and redemption price per share ($412,016 ÷ 24,774 shares)	$ 16.63

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2009

Investment Income
Dividends (including $6,890 earned from other affiliated issuers)		$ 56,000
Interest		17
Income from Fidelity Central Funds (including $8,397 from security lending)		11,178
Total income		67,195

Expenses
Management fee Basic fee	$ 45,092
Performance adjustment	(9,607)
Transfer agent fees	20,997
Accounting and security lending fees	1,327
Custodian fees and expenses	223
Independent trustees' compensation	46
Registration fees	100
Audit	80
Legal	65
Interest	1
Miscellaneous	177
Total expenses before reductions	58,501
Expense reductions	(350)	58,151
Net investment income (loss)		9,044
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,222,906)
Redemption in-kind with affiliated entities	(432,925)
Other affiliated issuers	(532,129)
Foreign currency transactions	(1,592)
Futures contracts	(13,196)
Total net realized gain (loss)		(2,202,748)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,417)	(2,645,589)
Assets and liabilities in foreign currencies	31
Total change in net unrealized appreciation (depreciation)		(2,645,558)
Net gain (loss)		(4,848,306)
Net increase (decrease) in net assets resulting from operations		$ (4,839,262)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2009	Year ended April 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,044	$ (30,514)
Net realized gain (loss)	(2,202,748)	593,102
Change in net unrealized appreciation (depreciation)	(2,645,558)	(1,912,741)
Net increase (decrease) in net assets resulting from operations	(4,839,262)	(1,350,153)
Distributions to shareholders from net investment income	(7,694)	-
Distributions to shareholders from net realized gain	(131,543)	(1,165,991)
Total distributions	(139,237)	(1,165,991)
Share transactions - net increase (decrease)	(2,821,119)	256,521
Redemption fees	167	238
Total increase (decrease) in net assets	(7,799,451)	(2,259,385)

Net Assets
Beginning of period	12,974,422	15,233,807
End of period (including accumulated net investment loss of $782 and accumulated net investment loss of $140, respectively)	$ 5,174,971	$ 12,974,422

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid-Cap Stock

Years ended April 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 27.52	$ 32.43	$ 30.43	$ 21.57	$ 21.07
Income from Investment Operations
Net investment income (loss) B	.02	(.06)	(.04) E	(.01) F	.05 G
Net realized and unrealized gain (loss)	(10.58)	(2.44)	3.38	9.51	.52
Total from investment operations	(10.56)	(2.50)	3.34	9.50	.57
Distributions from net investment income	(.02) J	-	-	(.04)	(.07)
Distributions from net realized gain	(.29) J	(2.41)	(1.34)	(.60)	-
Total distributions	(.31)	(2.41)	(1.34)	(.64)	(.07)
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 16.65	$ 27.52	$ 32.43	$ 30.43	$ 21.57
Total Return A	(38.76)%	(8.49)%	11.53%	44.52%	2.69%
Ratios to Average Net Assets C, H
Expenses before reductions	.73%	.95%	.83%	.72%	.71%
Expenses net of fee waivers, if any	.73%	.95%	.83%	.72%	.71%
Expenses net of all reductions	.72%	.94%	.82%	.69%	.62%
Net investment income (loss)	.11%	(.21)%	(.14)% E	(.03)% F	.22% G
Supplemental Data
Net assets, end of period (in millions)	$ 4,763	$ 12,974	$ 15,234	$ 12,653	$ 7,942
Portfolio turnover rate D	73%	45%	52%	74%	186%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share and in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .08%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended April 30,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 28.33
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(11.39)
Total from investment operations	(11.34)
Distributions from net investment income	(.07) J
Distributions from net realized gain	(.29) J
Total distributions	(.36)
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 16.63
Total Return B, C	(40.38)%
Ratios to Average Net Assets E, H
Expenses before reductions	.52% A
Expenses net of fee waivers, if any	.52% A
Expenses net of all reductions	.52% A
Net investment income (loss)	.31% A
Supplemental Data
Net assets, end of period (in millions)	$ 412
Portfolio turnover rate F	73%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to April 30, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2009

1. Organization.

Fidelity Mid-Cap Stock Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund was closed to most new accounts effective the close of business on June 16, 2006 and reopened after the close of business on Monday, October 13, 2008. The Fund commenced sale of Class K shares and the existing class was designated Mid-Cap Stock on May 9, 2008. The Fund offers Mid-Cap Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Mid-Cap Stock and Class K to eligible shareholders of Mid-Cap Stock. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences resulted in distribution reclasses.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 398,540,912
Unrealized depreciation	(1,592,207,009)
Net unrealized appreciation (depreciation)	(1,193,666,097)
Capital loss carryforward	(717,618,766)

Cost for federal income tax purposes	$ 6,697,209,402

The tax character of distributions paid was as follows:

	April 30, 2009	April 30, 2008
Ordinary Income	$ 7,693,935	$ 136,996,713
Long-term Capital Gains	131,543,457	1,028,994,303
Total	$ 139,237,392	$ 1,165,991,016

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,915,305,551 and $8,624,826,529, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Mid-Cap Stock as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Mid-Cap Stock and asset-based fees of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Mid-Cap Stock	$ 20,919,801.26
Class K	77,603	.06*
	$ 20,997,404

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $186,389 for the period.

Redemption in-kind. On October 17, 2008, 101,446,455 fund shares held by affiliated entities were redeemed in kind for cash and securities with a value of $1,641,403,639. The realized gain (loss) of $(432,925,295) on securities delivered through the in-kind redemption is included in the accompanying Statement of Operations and is not taxable to the fund.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,352,667.40%		$ 561

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27,592 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

certain expenses on behalf of the Fund totaling $161,189 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,371. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Mid-Cap Stock	$ 169,757
Class K	43
$ 169,800

FMR voluntarily agreed to reimburse a portion of Mid-Cap Stock's operating expenses. During the period, this reimbursement reduced class expenses by $14,825.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2009A	2008
From net investment income
Mid-Cap Stock	$ 6,803,759	$ -
Class K	890,176	-
Total	$ 7,693,935	$ -
From net realized gain
Mid-Cap Stock	$ 131,184,942	$ 1,165,991,313
Class K	358,515	-
Total	$ 131,543,457	$ 1,165,991,313

A Distributions for Class K are for the period May 9, 2008 (commencement of sale of shares) to April 30, 2009.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended April 30,	2009A	2008	2009A	2008
Mid-Cap Stock
Shares sold	50,357,874	85,842,320	$ 977,540,225	$ 2,610,113,662
Conversion to Class K	(24,565,178)	-	(408,783,463)	-
Reinvestment of distributions	5,113,186	36,742,733	135,726,508	1,148,917,446
Shares redeemed	(216,201,554)	(120,902,349)	(3,937,401,788)	(3,502,509,419)
Net increase (decrease)	(185,295,672)	1,682,704	$ (3,232,918,518)	$ 256,521,689

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended April 30,	2009A	2008	2009A	2008
Class K
Shares sold	2,326,381	-	$ 34,752,405	$ -
Conversion from Mid-Cap Stock	24,569,612	-	408,783,463	-
Reinvestment of distributions	82,665	-	1,248,692	-
Shares redeemed	(2,205,146)	-	(32,985,819)	-
Net increase (decrease)	24,773,512	-	$ 411,798,741	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to April 30, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Mid-Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Mid-Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Mid-Cap Stock Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Johnson oversees 360 funds advised by FMR or an affiliate. Mr. Curvey oversees 383 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-
present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008- present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Mid Cap Stock designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mid Cap Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research

(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

MCS-UANN-0609
1.784726.106

Fidelity®
Mid-Cap Stock
Fund -
Class K

Annual Report

April 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the capital markets this spring, many economic uncertainties remain - including still-weak corporate earnings and sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class KA	-38.63%	-1.45%	2.76%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Mid-Cap Stock, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid-Cap Stock Fund - Class K on April 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® MidCap 400 Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A nice, period-ending uptick in equity prices during March and April punctuated an otherwise dreary year for U.S. stocks. For the 12-month period ending April 30, 2009, the major domestic stock indexes put up negative returns, as extremely tight credit, a deepening economic recession and the near-collapse of the global financial system all weighed heavily on equity prices, not only in the United States, but also around the world. An expansive flight to quality and away from risk defined the market for most of the period, even as the federal government took bold and unprecedented steps to free up credit availability, stabilize the financial system and stimulate economic growth. By March 2009, with some early signs of stability coming into focus, investors appeared to regain some confidence, and the U.S. equity market began to gather some forward momentum. Against this improving, but still troubled backdrop, the Standard & Poor's 500SM Index posted a -35.31% return, with all 10 of its market sectors showing double-digit losses for the 12-month period. Meanwhile, the blue-chip Dow Jones Industrial AverageSM returned -34.19%, and the technology-laden NASDAQ Composite® Index managed a -28.13% return. Small-cap stocks tended to slightly outperform their larger counterparts, and growth stocks topped value stocks.

Comments from Shep Perkins, Portfolio Manager of Fidelity® Mid-Cap Stock Fund: During this difficult period, the fund's Class K shares underperformed the Standard & Poor's® MidCap 400 Index, which declined 31.84%. (For specific 12-month Class K results, please see the performance section of this report.) Unfavorable stock selection in the information technology, materials and financials sectors, along with a sizable overweighting in energy, by far the benchmark's worst-performing sector, caused much of the relative underperformance. A combination of underweighting and poor stock picking in consumer discretionary also detracted. Conversely, good stock picks and an overweighting in health care, a defensive sector that outperformed, helped overall results. Among the period's biggest detractors were contract electronics manufacturer Flextronics International and telecommunications software company Comverse Technology. The fund's biggest contributor was telecom provider Qwest Communications, with several health care names, led by Medco Health Solutions, also providing a boost. All of the stocks just mentioned were out-of-index holdings.

Note to shareholders: The fund reopened to new accounts on October 14, 2008.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 to April 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period* November 1, 2008 to April 30, 2009
Mid-Cap Stock	.42%
Actual		$ 1,000.00	$ 1,033.20	$ 2.12
HypotheticalA		$ 1,000.00	$ 1,022.71	$ 2.11
Class K	.50%
Actual		$ 1,000.00	$ 1,034.70	$ 2.52
HypotheticalA		$ 1,000.00	$ 1,022.32	$ 2.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Juniper Networks, Inc.	2.7	2.6
Qwest Communications International, Inc.	2.6	2.2
tw telecom, inc.	2.1	1.5
Comverse Technology, Inc.	1.8	1.8
St. Jude Medical, Inc.	1.8	3.4
Hanesbrands, Inc.	1.6	0.9
Inverness Medical Innovations, Inc.	1.6	0.7
Flextronics International Ltd.	1.5	2.1
Cephalon, Inc.	1.4	1.6
Republic Services, Inc.	1.3	0.0
	18.4
Top Five Market Sectors as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.8	23.6
Consumer Discretionary	16.4	7.5
Health Care	12.9	21.4
Industrials	11.9	10.8
Financials	11.8	11.4
Asset Allocation (% of fund's net assets)
As of April 30, 2009 *	As of October 31, 2008 **
Stocks 100.4%	Stocks 96.8%
Short-Term Investments and Net Other Assets*** (0.4)%	Short-Term Investments and Net Other Assets 3.2%

* Foreign investments	22.3%	** Foreign investments	21.6%

***Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments April 30, 2009

Showing Percentage of Net Assets

Common Stocks - 100.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.4%
Auto Components - 1.3%
Autoliv, Inc.	500,000	$ 12,335
BorgWarner, Inc.	850,000	24,608
Gentex Corp.	1,000,000	13,370
Johnson Controls, Inc.	750,000	14,258
		64,571
Automobiles - 0.2%
Thor Industries, Inc.	500,000	11,495
Diversified Consumer Services - 0.3%
Corinthian Colleges, Inc. (a)	900,000	13,860
Hotels, Restaurants & Leisure - 2.2%
Bally Technologies, Inc. (a)	500,000	13,090
Burger King Holdings, Inc.	3,500,000	57,190
Chipotle Mexican Grill, Inc. Class B (a)	30,738	2,014
InterContinental Hotel Group PLC ADR	1,250,000	11,838
MGM Mirage, Inc. (a)	1,000,000	8,380
Morgans Hotel Group Co. (a)	532,583	2,285
Royal Caribbean Cruises Ltd.	500,000	7,365
The Cheesecake Factory, Inc. (a)	750,000	13,028
		115,190
Household Durables - 3.3%
Black & Decker Corp.	400,000	16,120
Lennar Corp. Class A	893,197	8,700
M.D.C. Holdings, Inc.	600,000	20,508
Mohawk Industries, Inc. (a)	1,000,000	47,310
Newell Rubbermaid, Inc.	2,387,900	24,954
NVR, Inc. (a)	35,000	17,688
Standard Pacific Corp. (a)	517,700	968
Tempur-Pedic International, Inc.	500,000	6,430
The Stanley Works	250,000	9,508
Whirlpool Corp.	400,000	18,064
		170,250
Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	200,000	16,104
Blue Nile, Inc. (a)(d)	650,000	27,664
		43,768
Media - 1.8%
Discovery Communications, Inc. (a)	500,000	9,495
Grupo Televisa SA de CV (CPO) sponsored ADR	2,500,000	38,700
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
JumpTV, Inc. (a)	3,000,000	$ 1,383
National CineMedia, Inc. (e)	3,154,778	45,839
		95,417
Multiline Retail - 0.4%
Macy's, Inc.	1,000,000	13,680
Saks, Inc. (a)(d)	1,500,000	7,815
		21,495
Specialty Retail - 4.4%
AnnTaylor Stores Corp. (a)	1,000,000	7,390
Best Buy Co., Inc.	1,400,000	53,732
CarMax, Inc. (a)	1,000,000	12,760
Dick's Sporting Goods, Inc. (a)	1,150,000	21,850
Eddie Bauer Holdings, Inc. (a)	1,100,000	361
Home Depot, Inc.	800,000	21,056
Lowe's Companies, Inc.	800,000	17,200
O'Reilly Automotive, Inc. (a)	550,000	21,368
Sherwin-Williams Co.	400,000	22,656
Staples, Inc.	2,500,000	51,550
		229,923
Textiles, Apparel & Luxury Goods - 1.6%
Hanesbrands, Inc. (a)(e)	5,000,000	82,300
TOTAL CONSUMER DISCRETIONARY		848,269
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.1%
Rite Aid Corp. (a)	10,000,000	9,000
Food Products - 0.3%
Smithfield Foods, Inc. (a)	750,000	6,480
Tyson Foods, Inc. Class A	750,000	7,905
		14,385
TOTAL CONSUMER STAPLES		23,385
ENERGY - 8.2%
Energy Equipment & Services - 2.7%
BJ Services Co.	750,000	10,418
Helmerich & Payne, Inc.	300,000	9,246
National Oilwell Varco, Inc. (a)	1,000,000	30,280
Noble Corp.	1,000,000	27,330
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
North American Energy Partners, Inc. (a)(e)	2,300,000	$ 9,085
Patterson-UTI Energy, Inc.	1,000,000	12,710
Weatherford International Ltd. (a)	2,500,000	41,575
		140,644
Oil, Gas & Consumable Fuels - 5.5%
Arch Coal, Inc.	1,000,000	13,970
Chesapeake Energy Corp.	500,000	9,855
Comstock Resources, Inc. (a)	800,000	27,568
Continental Resources, Inc. (a)(d)	500,000	11,675
EXCO Resources, Inc. (a)	900,000	10,602
Hess Corp.	550,000	30,135
Massey Energy Co.	750,000	11,933
OPTI Canada, Inc. (a)	3,000,000	4,852
Plains Exploration & Production Co. (a)	1,000,000	18,870
Range Resources Corp.	300,000	11,991
SandRidge Energy, Inc. (a)	1,000,000	8,160
Southwestern Energy Co. (a)	1,100,000	39,446
Ultra Petroleum Corp. (a)	1,050,000	44,940
Western Refining, Inc.	400,000	5,036
Whiting Petroleum Corp. (a)	1,000,000	32,760
		281,793
TOTAL ENERGY		422,437
FINANCIALS - 11.8%
Capital Markets - 1.2%
Calamos Asset Management, Inc. Class A	590,252	6,735
Jefferies Group, Inc.	750,000	14,678
State Street Corp.	750,000	25,598
T. Rowe Price Group, Inc.	400,000	15,408
		62,419
Commercial Banks - 1.7%
Associated Banc-Corp.	850,000	13,150
Boston Private Financial Holdings, Inc.	1,500,000	6,915
First Horizon National Corp.	1,696,677	19,529
PNC Financial Services Group, Inc.	1,100,000	43,670
SunTrust Banks, Inc.	400,000	5,776
		89,040
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 0.4%
IntercontinentalExchange, Inc. (a)	200,000	$ 17,520
Insurance - 7.7%
ACE Ltd.	700,000	32,424
Arch Capital Group Ltd. (a)	500,000	28,890
Axis Capital Holdings Ltd.	1,800,000	44,352
Everest Re Group Ltd.	800,000	59,712
Markel Corp. (a)	45,036	12,925
Montpelier Re Holdings Ltd.	3,700,000	46,102
Platinum Underwriters Holdings Ltd.	600,000	17,262
The Chubb Corp.	500,000	19,475
Validus Holdings Ltd.	1,900,000	42,560
W.R. Berkley Corp.	2,400,000	57,384
XL Capital Ltd. Class A	3,616,649	34,394
		395,480
Real Estate Investment Trusts - 0.6%
CBL & Associates Properties, Inc.	1,000,000	7,940
Host Hotels & Resorts, Inc.	1,500,000	11,535
LaSalle Hotel Properties (SBI)	390,000	4,664
The Macerich Co.	500,000	8,765
		32,904
Thrifts & Mortgage Finance - 0.2%
People's United Financial, Inc.	750,000	11,715
TOTAL FINANCIALS		609,078
HEALTH CARE - 12.9%
Biotechnology - 2.6%
Biogen Idec, Inc. (a)	900,000	43,506
BioMarin Pharmaceutical, Inc. (a)(d)	1,250,000	16,075
Cephalon, Inc. (a)(d)	1,100,000	72,171
Osiris Therapeutics, Inc. (a)(d)	100,000	1,267
		133,019
Health Care Equipment & Supplies - 6.7%
Boston Scientific Corp. (a)	5,000,000	42,050
Conceptus, Inc. (a)	500,000	6,770
Covidien Ltd.	1,300,000	42,874
Edwards Lifesciences Corp. (a)	500,000	31,690
Inverness Medical Innovations, Inc. (a)	2,500,000	80,725
Masimo Corp. (a)	1,650,000	47,685
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Orthofix International NV (a)	199,760	$ 3,406
St. Jude Medical, Inc. (a)	2,750,000	92,180
		347,380
Health Care Providers & Services - 2.6%
Express Scripts, Inc. (a)	850,000	54,375
Laboratory Corp. of America Holdings (a)	200,000	12,830
LCA-Vision, Inc. (d)	500,000	2,875
McKesson Corp.	550,000	20,350
Medco Health Solutions, Inc. (a)	750,000	32,663
Tenet Healthcare Corp. (a)	5,000,000	11,250
		134,343
Life Sciences Tools & Services - 0.4%
QIAGEN NV (a)	1,250,000	20,600
Pharmaceuticals - 0.6%
Allergan, Inc.	350,000	16,331
Warner Chilcott Ltd. (a)	1,500,000	14,685
		31,016
TOTAL HEALTH CARE		666,358
INDUSTRIALS - 11.9%
Aerospace & Defense - 0.4%
BE Aerospace, Inc. (a)	1,750,000	18,883
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	800,100	42,533
Expeditors International of Washington, Inc.	500,000	17,355
		59,888
Building Products - 0.4%
Masco Corp.	2,097,815	18,587
Trex Co., Inc. (a)	217,700	2,384
		20,971
Commercial Services & Supplies - 2.2%
American Reprographics Co. (a)	496,943	3,205
Casella Waste Systems, Inc. Class A (a)	650,000	1,339
Interface, Inc. Class A	360,106	2,085
Republic Services, Inc.	3,250,000	68,250
Waste Management, Inc.	1,400,000	37,338
		112,217
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.3%
MasTec, Inc. (a)	1,400,000	$ 17,514
Electrical Equipment - 0.7%
Regal-Beloit Corp.	500,000	20,315
Rockwell Automation, Inc.	400,000	12,636
Sunpower Corp. Class A (a)	170,000	4,655
		37,606
Industrial Conglomerates - 0.1%
Textron, Inc.	743,100	7,973
Machinery - 2.2%
AGCO Corp. (a)	1,000,000	24,300
Cummins, Inc.	500,000	17,000
Ingersoll-Rand Co. Ltd. Class A	500,000	10,885
JTEKT Corp.	441,500	4,259
Middleby Corp. (a)	300,000	13,131
Pall Corp.	1,050,000	27,731
Toro Co.	500,000	15,190
		112,496
Professional Services - 0.6%
CoStar Group, Inc. (a)	500,000	18,525
IHS, Inc. Class A (a)	300,000	12,408
		30,933
Road & Rail - 3.4%
Con-way, Inc.	1,100,000	27,258
Hertz Global Holdings, Inc. (a)	1,500,000	10,200
Knight Transportation, Inc.	1,000,000	17,680
Landstar System, Inc.	1,500,000	53,415
Old Dominion Freight Lines, Inc. (a)	1,000,000	28,150
Ryder System, Inc.	1,500,000	41,535
		178,238
Trading Companies & Distributors - 0.1%
Beacon Roofing Supply, Inc. (a)	379,373	6,032
Transportation Infrastructure - 0.3%
Mundra Port and SEZ Ltd.	2,000,000	15,741
TOTAL INDUSTRIALS		618,492
INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 7.3%
Adtran, Inc.	1,500,000	31,725
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Comverse Technology, Inc. (a)(e)	13,000,000	$ 92,950
Corning, Inc.	2,500,000	36,550
Finisar Corp. (a)	11,000,000	7,260
Infinera Corp. (a)(d)	2,900,000	24,476
Juniper Networks, Inc. (a)	6,500,000	140,714
QUALCOMM, Inc.	1,100,000	46,552
		380,227
Computers & Peripherals - 0.7%
NCR Corp. (a)	3,000,000	30,450
SanDisk Corp. (a)	500,000	7,860
		38,310
Electronic Equipment & Components - 4.1%
Arrow Electronics, Inc. (a)	1,850,000	42,069
Avnet, Inc. (a)	1,250,000	27,363
Comverge, Inc. (a)(d)	500,000	3,835
Flextronics International Ltd. (a)	20,000,000	77,600
Jabil Circuit, Inc.	750,000	6,075
LG Display Co. Ltd. sponsored ADR (d)	1,500,000	18,435
Tyco Electronics Ltd.	2,000,000	34,880
		210,257
Internet Software & Services - 1.5%
DealerTrack Holdings, Inc. (a)	500,000	7,590
Google, Inc. Class A (sub. vtg.) (a)	50,000	19,799
GSI Commerce, Inc. (a)(d)	1,400,000	19,894
Move, Inc. (a)(e)	14,596,351	29,923
		77,206
IT Services - 1.7%
Genpact Ltd. (a)	3,000,000	26,880
Telvent GIT SA (e)	2,200,000	35,794
WNS Holdings Ltd. sponsored ADR (a)	2,750,000	22,798
		85,472
Semiconductors & Semiconductor Equipment - 9.9%
Advanced Micro Devices, Inc. (a)	5,000,000	18,050
Altera Corp.	2,000,000	32,620
Analog Devices, Inc.	900,000	19,152
Applied Micro Circuits Corp. (a)(e)	6,400,000	34,880
ARM Holdings PLC sponsored ADR	3,000,000	15,930
ASML Holding NV (NY Shares)	1,000,000	21,150
Broadcom Corp. Class A (a)	1,550,000	35,945
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Marvell Technology Group Ltd. (a)	3,500,000	$ 38,430
Microchip Technology, Inc. (d)	1,000,000	23,000
Micron Technology, Inc. (a)	2,000,000	9,760
National Semiconductor Corp.	2,500,000	30,925
ON Semiconductor Corp. (a)	9,000,000	48,780
PMC-Sierra, Inc. (a)	8,000,000	63,360
Samsung Electronics Co. Ltd.	70,000	32,426
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	6,000,000	63,420
United Microelectronics Corp. sponsored ADR (d)	2,500,000	7,625
Xilinx, Inc.	800,000	16,352
		511,805
Software - 1.6%
Ansys, Inc. (a)	650,000	17,953
BMC Software, Inc. (a)	250,000	8,668
Salesforce.com, Inc. (a)	150,000	6,422
TIBCO Software, Inc. (a)	4,700,000	29,704
VMware, Inc. Class A (a)(d)	750,000	19,560
		82,307
TOTAL INFORMATION TECHNOLOGY		1,385,584
MATERIALS - 5.4%
Chemicals - 1.3%
Airgas, Inc.	400,000	17,248
Dow Chemical Co.	1,000,000	16,000
Nalco Holding Co.	400,000	6,528
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	400,000	12,604
Terra Industries, Inc.	500,000	13,250
		65,630
Containers & Packaging - 0.2%
Sealed Air Corp.	500,000	9,530
Metals & Mining - 3.9%
Agnico-Eagle Mines Ltd. (Canada)	1,150,000	50,838
ArcelorMittal SA (NY Shares) Class A	500,000	11,790
Newcrest Mining Ltd.	2,500,000	54,423
Newmont Mining Corp.	650,000	26,156
Silver Wheaton Corp. (a)	3,200,000	24,538
Steel Dynamics, Inc.	1,500,000	18,675
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Timminco Ltd. (a)(d)	3,500,000	$ 5,133
United States Steel Corp.	500,000	13,275
		204,828
TOTAL MATERIALS		279,988
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 5.9%
Global Crossing Ltd. (a)(e)	4,500,000	32,670
Level 3 Communications, Inc. (a)	17,500,000	19,600
PAETEC Holding Corp. (a)	2,900,000	8,903
Qwest Communications International, Inc. (d)	35,000,000	136,150
tw telecom, inc. (a)(e)	11,500,000	105,685
		303,008
Wireless Telecommunication Services - 0.4%
Crown Castle International Corp. (a)	900,000	22,068
TOTAL TELECOMMUNICATION SERVICES		325,076
UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
AES Corp.	2,516,600	17,792
TOTAL COMMON STOCKS (Cost $6,369,897)		5,196,459
Money Market Funds - 5.9%

Fidelity Securities Lending Cash Central Fund, 0.28% (b)(c) (Cost $304,239)	304,238,799	304,239
Cash Equivalents - 0.0%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.15%, dated 4/30/09 due 5/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $2,845)	$ 2,845	$ 2,845
TOTAL INVESTMENT PORTFOLIO - 106.3% (Cost $6,676,981)		5,503,543
NET OTHER ASSETS - (6.3)%		(328,572)
NET ASSETS - 100%		$ 5,174,971
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$2,845,000 due 5/01/09 at 0.15%
BNP Paribas Securities Corp.	$ 1,472
Banc of America Securities LLC	260
Barclays Capital, Inc.	783
Deutsche Bank Securities, Inc.	330
$ 2,845
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,781
Fidelity Securities Lending Cash Central Fund	8,397
Total	$ 11,178
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
American Reprographics Co.	$ 47,610	$ 3,200	$ 52,173	$ -	$ -
Applied Micro Circuits Corp.	48,180	8,335	439	-	34,880
Blue Nile, Inc.	74,505	23,053	51,674	-	-
Casella Waste Systems, Inc. Class A	26,034	910	7,891	-	-
CDI Corp.	54,400	-	28,750	520	-
Champion Enterprises, Inc.	51,600	-	12,346	-	-
Cogent Communications Group, Inc.	52,525	-	43,613	-	-
Comverse Technology, Inc.	279,200	22,556	31,430	-	92,950
CoStar Group, Inc.	83,913	114	39,829	-	-
Fleetwood Enterprises, Inc.	20,700	-	11,405	-	-
Global Crossing Ltd.	83,600	11,078	12,334	-	32,670
GSI Commerce, Inc.	64,728	1,021	40,339	-	-
Hain Celestial Group, Inc.	59,232	-	63,322	-	-
Hanesbrands, Inc.	-	114,202	18,015	-	82,300
JumpTV, Inc.	3,871	-	1,020	-	-
Massey Energy Co.	235,485	11,532	130,976	413	-
MasTec, Inc.	40,950	829	37,845	-	-
Mentor Corp.	51,223	-	53,441	700	-
Morgans Hotel Group Co.	41,970	2,251	43,404	-	-
Move, Inc.	48,825	4,041	6,921	-	29,923
National CineMedia, Inc.	91,968	-	16,207	2,641	45,839
North American Energy Partners, Inc.	48,540	108	3,349	-	9,085
PMC-Sierra, Inc.	91,298	7,467	37,020	-	-
SAVVIS, Inc.	76,913	-	71,131	-	-
Telvent GIT SA	75,735	1,913	10,915	2,179	35,794
Time Warner Telecom, Inc. Class A (sub. vtg.)	235,200	-	-	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
tw telecom, inc.	$ -	$ 42,380	$ 25,539	$ -	$ 105,685
Visteon Corp.	30,380	-	30,648	-	-
Western Refining, Inc.	35,035	5,237	31,348	-	-
Wintrust Financial Corp.	38,897	-	17,401	437	-
Total	$ 2,092,517	$ 260,227	$ 930,725	$ 6,890	$ 469,126
Other Information

The following is a summary of the inputs used, as of April 30, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 5,503,543	$ 5,480,698	$ 22,845	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.7%
Bermuda	8.5%
Canada	2.8%
Switzerland	1.9%
Singapore	1.5%
Taiwan	1.4%
Australia	1.0%
Korea (South)	1.0%
United Kingdom	1.0%
Others (individually less than 1%)	3.2%
100.0%
Income Tax Information
At April 30, 2009, the fund had capital loss carryforward of approximately $717,619,000 all of which will expire on April 30, 2017.
The Fund intends to elect to defer to its fiscal year ending April 30, 2010, approximately $1,048,996,000 of losses recognized during the period November 1, 2008 to April 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	April 30, 2009

Assets
Investment in securities, at value (including securities loaned of $296,208 and repurchase agreements of $2,845) - See accompanying schedule: Unaffiliated issuers (cost $5,519,424)	$ 4,730,178
Fidelity Central Funds (cost $304,239)	304,239
Other affiliated issuers (cost $853,318)	469,126
Total Investments (cost $6,676,981)		$ 5,503,543
Cash		1
Foreign currency held at value (cost $158)		163
Receivable for investments sold		195,482
Receivable for fund shares sold		7,403
Dividends receivable		2,684
Distributions receivable from Fidelity Central Funds		355
Prepaid expenses		50
Other receivables		133
Total assets		5,709,814

Liabilities
Payable for investments purchased	$ 195,269
Payable for fund shares redeemed	10,213
Accrued management fee	363
Notes payable to affiliates	23,317
Other affiliated payables	1,288
Other payables and accrued expenses	154
Collateral on securities loaned, at value	304,239
Total liabilities		534,843

Net Assets		$ 5,174,971
Net Assets consist of:
Paid in capital		$ 8,135,357
Accumulated net investment loss		(782)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,786,209)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,173,395)
Net Assets		$ 5,174,971

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	April 30, 2009

Mid-Cap Stock: Net Asset Value, offering price and redemption price per share ($4,762,955 ÷ 286,085 shares)	$ 16.65

Class K: Net Asset Value, offering price and redemption price per share ($412,016 ÷ 24,774 shares)	$ 16.63

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2009

Investment Income
Dividends (including $6,890 earned from other affiliated issuers)		$ 56,000
Interest		17
Income from Fidelity Central Funds (including $8,397 from security lending)		11,178
Total income		67,195

Expenses
Management fee Basic fee	$ 45,092
Performance adjustment	(9,607)
Transfer agent fees	20,997
Accounting and security lending fees	1,327
Custodian fees and expenses	223
Independent trustees' compensation	46
Registration fees	100
Audit	80
Legal	65
Interest	1
Miscellaneous	177
Total expenses before reductions	58,501
Expense reductions	(350)	58,151
Net investment income (loss)		9,044
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,222,906)
Redemption in-kind with affiliated entities	(432,925)
Other affiliated issuers	(532,129)
Foreign currency transactions	(1,592)
Futures contracts	(13,196)
Total net realized gain (loss)		(2,202,748)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,417)	(2,645,589)
Assets and liabilities in foreign currencies	31
Total change in net unrealized appreciation (depreciation)		(2,645,558)
Net gain (loss)		(4,848,306)
Net increase (decrease) in net assets resulting from operations		$ (4,839,262)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2009	Year ended April 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,044	$ (30,514)
Net realized gain (loss)	(2,202,748)	593,102
Change in net unrealized appreciation (depreciation)	(2,645,558)	(1,912,741)
Net increase (decrease) in net assets resulting from operations	(4,839,262)	(1,350,153)
Distributions to shareholders from net investment income	(7,694)	-
Distributions to shareholders from net realized gain	(131,543)	(1,165,991)
Total distributions	(139,237)	(1,165,991)
Share transactions - net increase (decrease)	(2,821,119)	256,521
Redemption fees	167	238
Total increase (decrease) in net assets	(7,799,451)	(2,259,385)

Net Assets
Beginning of period	12,974,422	15,233,807
End of period (including accumulated net investment loss of $782 and accumulated net investment loss of $140, respectively)	$ 5,174,971	$ 12,974,422

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid-Cap Stock

Years ended April 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 27.52	$ 32.43	$ 30.43	$ 21.57	$ 21.07
Income from Investment Operations
Net investment income (loss) B	.02	(.06)	(.04) E	(.01) F	.05 G
Net realized and unrealized gain (loss)	(10.58)	(2.44)	3.38	9.51	.52
Total from investment operations	(10.56)	(2.50)	3.34	9.50	.57
Distributions from net investment income	(.02) J	-	-	(.04)	(.07)
Distributions from net realized gain	(.29) J	(2.41)	(1.34)	(.60)	-
Total distributions	(.31)	(2.41)	(1.34)	(.64)	(.07)
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 16.65	$ 27.52	$ 32.43	$ 30.43	$ 21.57
Total Return A	(38.76)%	(8.49)%	11.53%	44.52%	2.69%
Ratios to Average Net Assets C, H
Expenses before reductions	.73%	.95%	.83%	.72%	.71%
Expenses net of fee waivers, if any	.73%	.95%	.83%	.72%	.71%
Expenses net of all reductions	.72%	.94%	.82%	.69%	.62%
Net investment income (loss)	.11%	(.21)%	(.14)% E	(.03)% F	.22% G
Supplemental Data
Net assets, end of period (in millions)	$ 4,763	$ 12,974	$ 15,234	$ 12,653	$ 7,942
Portfolio turnover rate D	73%	45%	52%	74%	186%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share and in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .08%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Year ended April 30,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 28.33
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(11.39)
Total from investment operations	(11.34)
Distributions from net investment income	(.07) J
Distributions from net realized gain	(.29) J
Total distributions	(.36)
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 16.63
Total Return B, C	(40.38)%
Ratios to Average Net Assets E, H
Expenses before reductions	.52% A
Expenses net of fee waivers, if any	.52% A
Expenses net of all reductions	.52% A
Net investment income (loss)	.31% A
Supplemental Data
Net assets, end of period (in millions)	$ 412
Portfolio turnover rate F	73%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to April 30, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2009

1. Organization.

Fidelity Mid-Cap Stock Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund was closed to most new accounts effective the close of business on June 16, 2006 and reopened after the close of business on Monday, October 13, 2008. The Fund commenced sale of Class K shares and the existing class was designated Mid-Cap Stock on May 9, 2008. The Fund offers Mid-Cap Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Mid-Cap Stock and Class K to eligible shareholders of Mid-Cap Stock. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences resulted in distribution reclasses.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 398,540,912
Unrealized depreciation	(1,592,207,009)
Net unrealized appreciation (depreciation)	(1,193,666,097)
Capital loss carryforward	(717,618,766)

Cost for federal income tax purposes	$ 6,697,209,402

The tax character of distributions paid was as follows:

	April 30, 2009	April 30, 2008
Ordinary Income	$ 7,693,935	$ 136,996,713
Long-term Capital Gains	131,543,457	1,028,994,303
Total	$ 139,237,392	$ 1,165,991,016

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,915,305,551 and $8,624,826,529, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Mid-Cap Stock as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Mid-Cap Stock and asset-based fees of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Mid-Cap Stock	$ 20,919,801.26
Class K	77,603	.06*
	$ 20,997,404

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $186,389 for the period.

Redemption in-kind. On October 17, 2008, 101,446,455 fund shares held by affiliated entities were redeemed in kind for cash and securities with a value of $1,641,403,639. The realized gain (loss) of $(432,925,295) on securities delivered through the in-kind redemption is included in the accompanying Statement of Operations and is not taxable to the fund.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,352,667.40%		$ 561

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27,592 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

certain expenses on behalf of the Fund totaling $161,189 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,371. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Mid-Cap Stock	$ 169,757
Class K	43
$ 169,800

FMR voluntarily agreed to reimburse a portion of Mid-Cap Stock's operating expenses. During the period, this reimbursement reduced class expenses by $14,825.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2009A	2008
From net investment income
Mid-Cap Stock	$ 6,803,759	$ -
Class K	890,176	-
Total	$ 7,693,935	$ -
From net realized gain
Mid-Cap Stock	$ 131,184,942	$ 1,165,991,313
Class K	358,515	-
Total	$ 131,543,457	$ 1,165,991,313

A Distributions for Class K are for the period May 9, 2008 (commencement of sale of shares) to April 30, 2009.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended April 30,	2009A	2008	2009A	2008
Mid-Cap Stock
Shares sold	50,357,874	85,842,320	$ 977,540,225	$ 2,610,113,662
Conversion to Class K	(24,565,178)	-	(408,783,463)	-
Reinvestment of distributions	5,113,186	36,742,733	135,726,508	1,148,917,446
Shares redeemed	(216,201,554)	(120,902,349)	(3,937,401,788)	(3,502,509,419)
Net increase (decrease)	(185,295,672)	1,682,704	$ (3,232,918,518)	$ 256,521,689

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended April 30,	2009A	2008	2009A	2008
Class K
Shares sold	2,326,381	-	$ 34,752,405	$ -
Conversion from Mid-Cap Stock	24,569,612	-	408,783,463	-
Reinvestment of distributions	82,665	-	1,248,692	-
Shares redeemed	(2,205,146)	-	(32,985,819)	-
Net increase (decrease)	24,773,512	-	$ 411,798,741	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to April 30, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Mid-Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Mid-Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Mid-Cap Stock Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 360 and 383 funds, respectively, advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1974

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-
Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-
present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

MCS-K-UANN-0609
1.863346.100

Fidelity®
Small Cap Retirement
Fund

Annual Report

April 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the capital markets this spring, many economic uncertainties remain - including still-weak corporate earnings and sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2009	Past 1 year	Past 5 years	Life of fund A
Fidelity® Small Cap Retirement Fund	-19.91%	0.54%	4.80%

A From September 26, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Retirement Fund on September 26, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A nice, period-ending uptick in equity prices during March and April punctuated an otherwise dreary year for U.S. stocks. For the 12-month period ending April 30, 2009, the major domestic stock indexes put up negative returns, as extremely tight credit, a deepening economic recession and the near-collapse of the global financial system all weighed heavily on equity prices, not only in the United States, but also around the world. An expansive flight to quality and away from risk defined the market for most of the period, even as the federal government took bold and unprecedented steps to free up credit availability, stabilize the financial system and stimulate economic growth. By March 2009, with some early signs of stability coming into focus, investors appeared to regain some confidence, and the U.S. equity market began to gather some forward momentum. Against this improving, but still troubled backdrop, the Standard & Poor's 500SM Index posted a -35.31% return, with all 10 of its market sectors showing double-digit losses for the 12-month period. Meanwhile, the blue-chip Dow Jones Industrial AverageSM returned -34.19%, and the technology-laden NASDAQ Composite® Index managed a -28.13% return. Small-cap stocks tended to slightly outperform their larger counterparts, and growth stocks topped value stocks.

Comments from Charles Myers, Portfolio Manager of Fidelity® Small Cap Retirement Fund: The fund returned -19.91% during the year, versus -30.74% for the Russell 2000® Index. In consumer discretionary, the portfolio benefited from strong stock picking - particularly in consumer goods and apparel - and sound allocation decisions in the retail, automotive and media industries. Security selection also was favorable in the telecommunication services sector, and our industrials holdings did well despite weak results in the transportation industry. Stock selection in information technology and materials contributed as well. Favorable industry positioning within financials further helped, making up for disappointing stock picks among banks and diversified financials, while a small cash position added to performance in a down market. In contrast, negative stock and sector allocation modestly hurt performance in utilities and health care. The fund's top individual contributor was a homebuilder I added during the period, Meritage Homes. Other winners included auto retailer Penske Automotive Group, insurance broker Hilb Rogal & Hobbs, and Shenandoah Telecommunications. Conversely, private equity firm KKR Financial Holdings plummeted on investors' fears about the company's significant leverage. Also detracting was SMART Modular Technologies, a maker of computer memory modules.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 to April 30, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period* November 1, 2008 to April 30, 2009
Actual	1.05%	$ 1,000.00	$ 1,020.90	$ 5.26
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.59	$ 5.26

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wright Express Corp.	3.3	1.6
Carpenter Technology Corp.	3.2	2.3
Meritage Homes Corp.	3.2	2.0
Superior Energy Services, Inc.	2.9	3.1
Astoria Financial Corp.	2.9	0.0
Interline Brands, Inc.	2.8	2.1
HNI Corp.	2.7	1.3
United Stationers, Inc.	2.6	2.8
Mariner Energy, Inc.	2.6	3.1
MEDNAX, Inc.	2.5	0.0
	28.7
Top Five Market Sectors as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	24.8
Information Technology	20.6	17.2
Consumer Discretionary	14.5	13.1
Industrials	13.6	12.9
Health Care	13.2	14.0
Asset Allocation (% of fund's net assets)
As of April 30, 2009 *		As of October 31, 2008 **
	Stocks 94.1%		Stocks 97.0%
	Convertible Securities 5.0%		Convertible Securities 2.6%
	Short-Term Investments and Net Other Assets 0.9%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	12.6%	** Foreign investments	20.9%

Annual Report

Investments April 30, 2009

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value
CONSUMER DISCRETIONARY - 11.0%
Household Durables - 4.1%
Ethan Allen Interiors, Inc.	87,958	$ 1,183,035
Meritage Homes Corp. (a)	220,400	4,586,524
		5,769,559
Specialty Retail - 6.9%
Penske Auto Group, Inc.	225,158	2,983,344
The Men's Wearhouse, Inc.	180,400	3,362,656
Tsutsumi Jewelry Co. Ltd.	213,600	3,508,344
		9,854,344
TOTAL CONSUMER DISCRETIONARY		15,623,903
CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 0.8%
Ingles Markets, Inc. Class A	72,600	1,133,286
Personal Products - 2.2%
Nutraceutical International Corp. (a)	374,031	3,074,535
TOTAL CONSUMER STAPLES		4,207,821
ENERGY - 5.5%
Energy Equipment & Services - 2.9%
Superior Energy Services, Inc. (a)	214,400	4,118,624
Oil, Gas & Consumable Fuels - 2.6%
Mariner Energy, Inc. (a)	323,830	3,685,185
TOTAL ENERGY		7,803,809
FINANCIALS - 18.9%
Capital Markets - 3.9%
Affiliated Managers Group, Inc. (a)	50,000	2,842,500
optionsXpress Holdings, Inc.	90,000	1,481,400
Sparx Group Co. Ltd. (d)	9,500	1,245,972
		5,569,872
Commercial Banks - 3.5%
Associated Banc-Corp.	121,000	1,871,870
CapitalSource, Inc.	769,300	2,377,137
Intervest Bancshares Corp. Class A	196,178	770,980
		5,019,987
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 4.0%
Aspen Insurance Holdings Ltd.	127,106	$ 2,997,159
Reinsurance Group of America, Inc.	85,000	2,702,150
		5,699,309
Real Estate Management & Development - 2.2%
Jones Lang LaSalle, Inc.	95,000	3,065,650
Thrifts & Mortgage Finance - 5.3%
Astoria Financial Corp.	492,100	4,064,746
Washington Federal, Inc.	265,000	3,439,700
		7,504,446
TOTAL FINANCIALS		26,859,264
HEALTH CARE - 11.6%
Health Care Equipment & Supplies - 2.2%
Abaxis, Inc. (a)	210,300	3,179,736
Health Care Providers & Services - 7.7%
MEDNAX, Inc. (a)	98,600	3,539,740
Providence Service Corp. (a)	163,063	1,601,279
PSS World Medical, Inc. (a)	175,000	2,541,000
VCA Antech, Inc. (a)	130,000	3,252,600
		10,934,619
Pharmaceuticals - 1.7%
Perrigo Co.	91,100	2,361,312
TOTAL HEALTH CARE		16,475,667
INDUSTRIALS - 13.6%
Commercial Services & Supplies - 6.6%
Copart, Inc. (a)	60,100	1,886,539
HNI Corp.	244,000	3,782,000
United Stationers, Inc. (a)	115,000	3,763,950
		9,432,489
Machinery - 2.8%
Graco, Inc.	80,000	1,887,200
Nippon Thompson Co. Ltd.	493,000	2,131,979
		4,019,179
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.4%
Landstar System, Inc.	37,500	$ 1,335,375
P.A.M. Transportation Services, Inc. (a)	116,190	618,131
		1,953,506
Trading Companies & Distributors - 2.8%
Interline Brands, Inc. (a)	305,791	3,963,051
TOTAL INDUSTRIALS		19,368,225
INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 5.2%
JDS Uniphase Corp. (a)	500,000	2,305,000
Polycom, Inc. (a)	95,000	1,770,800
ViaSat, Inc. (a)	145,000	3,333,550
		7,409,350
Electronic Equipment & Components - 5.2%
Diploma PLC	850,000	1,375,968
Macnica, Inc.	175,700	1,966,624
Ryoyo Electro Corp.	244,300	1,961,067
SYNNEX Corp. (a)	99,698	2,146,498
		7,450,157
Internet Software & Services - 3.6%
DealerTrack Holdings, Inc. (a)	226,609	3,439,925
LoopNet, Inc. (a)	189,378	1,626,757
		5,066,682
IT Services - 3.3%
Wright Express Corp. (a)	205,000	4,690,398
Semiconductors & Semiconductor Equipment - 1.9%
Miraial Co. Ltd.	183,000	2,694,787
Software - 1.4%
MICROS Systems, Inc. (a)	95,000	1,993,100
TOTAL INFORMATION TECHNOLOGY		29,304,474
MATERIALS - 4.0%
Chemicals - 0.8%
Spartech Corp.	276,200	1,085,466
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 3.2%
Carpenter Technology Corp.	223,900	$ 4,628,013
TOTAL MATERIALS		5,713,479
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
Cogent Communications Group, Inc. (a)	240,300	2,028,132
UTILITIES - 1.1%
Gas Utilities - 1.1%
Southwest Gas Corp.	74,012	1,495,783
TOTAL COMMON STOCKS (Cost $145,370,805)		128,880,557
Nonconvertible Preferred Stocks - 3.4%

CONSUMER DISCRETIONARY - 1.4%
Household Durables - 1.4%
M/I Homes, Inc. Series A, 9.75% (a)	208,273	1,978,594
FINANCIALS - 2.0%
Real Estate Investment Trusts - 1.7%
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00%	254,700	2,391,633
Thrifts & Mortgage Finance - 0.3%
Fannie Mae Series S, 8.25%	547,900	454,757
TOTAL FINANCIALS		2,846,390
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,902,157)		4,824,984
Convertible Bonds - 5.0%
	Principal Amount
CONSUMER DISCRETIONARY - 2.1%
Specialty Retail - 2.1%
United Auto Group, Inc. 3.5% 4/1/26	$ 3,280,000	2,933,238
Convertible Bonds - continued
	Principal Amount	Value
FINANCIALS - 1.3%
Real Estate Investment Trusts - 1.3%
SL Green Realty Corp. 3% 3/30/27 (e)	$ 2,490,000	$ 1,839,488
HEALTH CARE - 1.6%
Health Care Providers & Services - 1.6%
Providence Service Corp. 6.5% 5/15/14	4,000,000	2,280,000
TOTAL CONVERTIBLE BONDS (Cost $5,347,462)		7,052,726
Money Market Funds - 0.0%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.28% (b)(c) (Cost $73,670)	73,670	73,670
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $156,694,094)		140,831,937
NET OTHER ASSETS - 0.9%		1,265,014
NET ASSETS - 100%		$ 142,096,951
Legend
(a) Non-income producing.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,839,488 or 1.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,808
Fidelity Securities Lending Cash Central Fund	170,057
Total	$ 211,865
Other Information

The following is a summary of the inputs used, as of April 30, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 140,831,937	$ 118,894,470	$ 21,937,467	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.4%
Japan	9.6%
Bermuda	2.1%
Others (individually less than 1%)	0.9%
100.0%
Income Tax Information
At April 30, 2009, the fund had a capital loss carryforward of approximately $8,473,559 all of which will expire on April 30, 2017.
The fund intends to elect to defer to its fiscal year ending April 30, 2010 approximately $16,358,038 of losses recognized during the period November 1, 2008 to April 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2009

Assets
Investment in securities, at value (including securities loaned of $70,158) - See accompanying schedule: Unaffiliated issuers (cost $156,620,424)	$ 140,758,267
Fidelity Central Funds (cost $73,670)	73,670
Total Investments (cost $156,694,094)		$ 140,831,937
Foreign currency held at value (cost $46,087)		46,087
Receivable for investments sold		1,218,854
Receivable for fund shares sold		464,033
Dividends receivable		60,733
Interest receivable		134,639
Distributions receivable from Fidelity Central Funds		890
Prepaid expenses		1,024
Receivable from investment adviser for expense reductions		35,666
Other receivables		699
Total assets		142,794,562

Liabilities
Payable to custodian bank	$ 83,589
Payable for investments purchased	217,969
Payable for fund shares redeemed	131,880
Accrued management fee	108,797
Other affiliated payables	35,011
Other payables and accrued expenses	46,695
Collateral on securities loaned, at value	73,670
Total liabilities		697,611

Net Assets		$ 142,096,951
Net Assets consist of:
Paid in capital		$ 183,166,867
Undistributed net investment income		287,878
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(25,495,518)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(15,862,276)
Net Assets, for 12,607,907 shares outstanding		$ 142,096,951
Net Asset Value, offering price and redemption price per share ($142,096,951 ÷ 12,607,907 shares)		$ 11.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended April 30, 2009

Investment Income
Dividends		$ 2,381,965
Interest		211,952
Income from Fidelity Central Funds (including $170,057 from security lending)		211,865
Total income		2,805,782

Expenses
Management fee Basic fee	$ 1,017,758
Performance adjustment	(31,054)
Transfer agent fees	436,392
Accounting and security lending fees	71,877
Custodian fees and expenses	28,654
Independent trustees' compensation	841
Registration fees	28,810
Audit	52,411
Legal	763
Interest	1,423
Miscellaneous	7,142
Total expenses before reductions	1,615,017
Expense reductions	(113,888)	1,501,129
Net investment income (loss)		1,304,653
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,807,147)
Foreign currency transactions	(37,592)
Total net realized gain (loss)		(24,844,739)
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,273,696)
Assets and liabilities in foreign currencies	5,004
Total change in net unrealized appreciation (depreciation)		(12,268,692)
Net gain (loss)		(37,113,431)
Net increase (decrease) in net assets resulting from operations		$ (35,808,778)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended April 30, 2009	Year ended April 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,304,653	$ 540,293
Net realized gain (loss)	(24,844,739)	17,583,306
Change in net unrealized appreciation (depreciation)	(12,268,692)	(43,620,068)
Net increase (decrease) in net assets resulting from operations	(35,808,778)	(25,496,469)
Distributions to shareholders from net investment income	(1,028,843)	(908,311)
Distributions to shareholders from net realized gain	-	(14,403,200)
Total distributions	(1,028,843)	(15,311,511)
Share transactions Proceeds from sales of shares	62,779,497	56,262,968
Reinvestment of distributions	1,028,576	15,301,521
Cost of shares redeemed	(73,955,839)	(87,432,416)
Net increase (decrease) in net assets resulting from share transactions	(10,147,766)	(15,867,927)
Redemption fees	87,448	106,707
Total increase (decrease) in net assets	(46,897,939)	(56,569,200)

Net Assets
Beginning of period	188,994,890	245,564,090
End of period (including undistributed net investment income of $287,878 and $0, respectively)	$ 142,096,951	$ 188,994,890
Other Information Shares
Sold	5,422,699	3,585,605
Issued in reinvestment of distributions	109,891	1,065,566
Redeemed	(6,237,844)	(5,628,458)
Net increase (decrease)	(705,254)	(977,287)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 14.20	$ 17.18	$ 18.02	$ 14.65	$ 14.18
Income from Investment Operations
Net investment income (loss) B	.11	.04	(.02)	(.05)	.04 E
Net realized and unrealized gain (loss)	(2.96)	(1.85)	.97	4.35	.42
Total from investment operations	(2.85)	(1.81)	.95	4.30	.46
Distributions from net investment income	(.09)	(.07)	-	(.04)	-
Distributions from net realized gain	-	(1.11)	(1.79)	(.90)	-
Total distributions	(.09)	(1.18)	(1.79)	(.94)	-
Redemption fees added to paid in capital B	.01	.01	- G	.01	.01
Net asset value, end of period	$ 11.27	$ 14.20	$ 17.18	$ 18.02	$ 14.65
Total Return A	(19.91)%	(10.55)%	6.36%	30.51%	3.31%
Ratios to Average Net Assets C, F
Expenses before reductions	1.13%	1.04%	1.04%	1.06%	1.16%
Expenses net of fee waivers, if any	1.05%	1.04%	1.04%	1.05%	1.05%
Expenses net of all reductions	1.05%	1.03%	1.02%	.99%	1.00%
Net investment income (loss)	.91%	.25%	(.12)%	(.29)%	.29% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 142,097	$ 188,995	$ 245,564	$ 247,040	$ 140,843
Portfolio turnover rate D	114%	140%	106%	191%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.49)%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2009

1. Organization.

Fidelity Small Cap Retirement Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,195,227
Unrealized depreciation	(32,688,170)
Net unrealized appreciation (depreciation)	(16,492,943)
Undistributed ordinary income	254,629
Capital loss carryforward	(8,473,559)

Cost for federal income tax purposes	$ 157,324,880

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	April 30, 2009	April, 30, 2008
Ordinary Income	$ 1,028,843	$ 530,173
Long-term Capital Gains	-	14,781,338
Total	$ 1,028,843	$ 15,311,511

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $162,544,537 and $169,501,254, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .30% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,335 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,981,750	2.14%	$ 1,423

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $542 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded 1.05% of average net assets. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $109,191.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,792 for the period. In addition,through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent and accounting expenses by $975 and $1,930, respectively.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Retirement Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Retirement Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Retirement Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 15, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Johnson oversees 360 funds advised by FMR or an affiliate. Mr. Curvey oversees 383 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-
Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-
present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The fund designates 80% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

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Annual Report

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Annual Report

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SMR-UANN-0609
1.784729.106

Fidelity®
Small Cap Stock
Fund

Annual Report

April 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the capital markets this spring, many economic uncertainties remain - including still-weak corporate earnings and sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Stock Fund	-31.13%	-1.21%	6.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Stock Fund on April 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A nice, period-ending uptick in equity prices during March and April punctuated an otherwise dreary year for U.S. stocks. For the 12-month period ending April 30, 2009, the major domestic stock indexes put up negative returns, as extremely tight credit, a deepening economic recession and the near-collapse of the global financial system all weighed heavily on equity prices, not only in the United States, but also around the world. An expansive flight to quality and away from risk defined the market for most of the period, even as the federal government took bold and unprecedented steps to free up credit availability, stabilize the financial system and stimulate economic growth. By March 2009, with some early signs of stability coming into focus, investors appeared to regain some confidence, and the U.S. equity market began to gather some forward momentum. Against this improving, but still troubled backdrop, the Standard & Poor's 500SM Index posted a -35.31% return, with all 10 of its market sectors showing double-digit losses for the 12-month period. Meanwhile, the blue-chip Dow Jones Industrial AverageSM returned -34.19%, and the technology-laden NASDAQ Composite® Index managed a -28.13% return. Small-cap stocks tended to slightly outperform their larger counterparts, and growth stocks topped value stocks.

Comments from Andrew Sassine, Portfolio Manager of Fidelity® Small Cap Stock Fund: During a difficult year for most asset classes, the fund performed roughly in line with its benchmark, returning -31.13% versus -30.74% for the Russell 2000® Index. The fund's relative performance was helped by favorable sector positioning, especially a sizable overweighting in information technology and a substantial underweighting in small-cap financials, combined with good stock selection in both of these areas. These gains were offset by unfavorable stock selection, mostly within the industrials and consumer staples sectors. The fund's positioning within consumer discretionary also detracted, as did the drag of a stronger U.S. dollar on some of the fund's foreign holdings. Contributors to performance included medical diagnostics firm Myriad Genetics, Papua New Guinea-based mining company Lihir Gold and Bermuda-based insurer XL Capital. Among the stocks detracting from relative performance were Netherlands-based AMG Advanced Metallurgical Group, Australian asset manager and infrastructure developer Babcock & Brown and Parexel International, a provider of clinical research and development services. The latter two of these stocks were sold from the portfolio by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 to April 30, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period* November 1, 2008 to April 30, 2009
Actual	.89%	$ 1,000.00	$ 1,053.40	$ 4.53
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.38	$ 4.46

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Alliance Data Systems Corp.	4.3	5.1
XL Capital Ltd. Class A	2.4	0.0
Micron Technology, Inc.	2.2	1.0
SanDisk Corp.	2.2	0.9
Himax Technologies, Inc. sponsored ADR	2.1	0.8
Janus Capital Group, Inc.	2.0	0.0
Affiliated Managers Group, Inc.	2.0	0.0
Assured Guaranty Ltd.	2.0	0.8
Virgin Media, Inc.	1.8	1.1
Knight Transportation, Inc.	1.8	2.0
	22.8
Top Five Market Sectors as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.6	28.6
Financials	22.1	4.0
Industrials	15.4	28.0
Consumer Discretionary	8.2	8.9
Health Care	7.7	8.6
Asset Allocation (% of fund's net assets)
As of April 30, 2009 *	As of October 31, 2008 **
Stocks 97.4%	Stocks 100.1%
Convertible Securities 1.1%	Convertible Securities 0.1%
Short-Term Investments and Net Other Assets 1.5%	Short-Term Investments and Net Other Assets (0.2)%†

* Foreign investments	18.6%	** Foreign investments	24.2%

†Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments April 30, 2009

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.2%
Auto Components - 0.4%
The Goodyear Tire & Rubber Co. (a)	800,000	$ 8,792
Hotels, Restaurants & Leisure - 3.3%
Burger King Holdings, Inc.	1,802,600	29,454
Chipotle Mexican Grill, Inc.:
Class A (a)	50,000	4,055
Class B (a)	150,000	9,827
Denny's Corp. (a)	4,457,207	11,945
Jack in the Box, Inc. (a)	984,283	24,204
		79,485
Household Durables - 0.2%
Ethan Allen Interiors, Inc.	360,300	4,846
Media - 3.0%
DISH Network Corp. Class A (a)	1,000,000	13,250
Focus Media Holding Ltd. ADR (a)(d)	797,200	5,022
Informa PLC	1,200,000	5,243
Ipsos SA	297,033	6,739
Virgin Media, Inc.	5,610,250	43,311
		73,565
Specialty Retail - 1.3%
Fourlis Holdings SA	435,191	5,195
Shoe Carnival, Inc. (a)(e)	927,670	10,817
The Men's Wearhouse, Inc.	795,949	14,836
		30,848
TOTAL CONSUMER DISCRETIONARY		197,536
CONSUMER STAPLES - 4.8%
Food & Staples Retailing - 1.8%
The Great Atlantic & Pacific Tea Co. (a)(d)(e)	3,922,500	28,791
Winn-Dixie Stores, Inc. (a)	1,243,600	14,252
		43,043
Food Products - 3.0%
Chiquita Brands International, Inc. (a)(e)	3,411,570	25,826
Fresh Del Monte Produce, Inc. (a)	1,289,631	18,725
Global Bio-Chem Technology Group Co. Ltd.	39,418,000	5,351
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Ralcorp Holdings, Inc. (a)	200,000	$ 11,432
Smithfield Foods, Inc. (a)	1,300,000	11,232
		72,566
TOTAL CONSUMER STAPLES		115,609
ENERGY - 4.3%
Energy Equipment & Services - 2.5%
Atwood Oceanics, Inc. (a)	540,000	12,053
BJ Services Co.	843,677	11,719
Hornbeck Offshore Services, Inc. (a)(d)	499,501	11,603
NATCO Group, Inc. Class A (a)	399,304	9,607
Parker Drilling Co. (a)	1,694,893	4,678
Superior Energy Services, Inc. (a)	550,000	10,566
		60,226
Oil, Gas & Consumable Fuels - 1.8%
Cabot Oil & Gas Corp.	200,200	6,044
Denbury Resources, Inc. (a)	500,000	8,140
Mariner Energy, Inc. (a)	500,000	5,690
Petrobank Energy & Resources Ltd. (a)	486,400	10,456
Petroleum Development Corp. (a)	230,430	3,735
Quicksilver Gas Services LP (e)	626,900	8,526
		42,591
TOTAL ENERGY		102,817
FINANCIALS - 21.0%
Capital Markets - 8.8%
Affiliated Managers Group, Inc. (a)	843,600	47,959
GLG Partners, Inc. warrants 12/28/11 (a)	2,057,667	144
Goldman Sachs Group, Inc.	268,800	34,541
Janus Capital Group, Inc.	4,863,918	48,785
KKR Private Equity Investors, LP (a)	6,365,000	21,568
Morgan Stanley	1,000,000	23,640
State Street Corp.	1,046,550	35,719
		212,356
Commercial Banks - 1.7%
KeyCorp	6,471,400	39,799
Diversified Financial Services - 3.6%
Bank of America Corp.	3,500,000	31,255
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc. (d)	10,000,000	$ 30,500
NYSE Euronext	900,000	20,853
The NASDAQ Stock Market, Inc. (a)	210,000	4,038
		86,646
Insurance - 6.9%
Allied World Assurance Co. Holdings Ltd.	284,200	10,555
Assured Guaranty Ltd. (e)	4,909,900	47,430
Endurance Specialty Holdings Ltd.	721,000	18,861
MBIA, Inc. (a)(d)	2,879,000	13,618
Montpelier Re Holdings Ltd.	599,400	7,469
Transatlantic Holdings, Inc.	242,200	9,187
XL Capital Ltd. Class A	6,150,000	58,487
		165,607
TOTAL FINANCIALS		504,408
HEALTH CARE - 7.7%
Biotechnology - 2.9%
Alkermes, Inc. (a)	1,591,800	12,177
Amylin Pharmaceuticals, Inc. (a)	1,192,679	13,048
BB BIOTECH AG	134,610	7,830
Myriad Genetics, Inc. (a)(d)	920,000	35,687
		68,742
Health Care Equipment & Supplies - 1.3%
Integra LifeSciences Holdings Corp. (a)	100,000	2,582
Intuitive Surgical, Inc. (a)(d)	50,000	7,187
Kinetic Concepts, Inc. (a)	500,000	12,380
RTI Biologics, Inc. (a)	2,242,052	7,937
		30,086
Health Care Providers & Services - 0.1%
Genoptix, Inc. (a)	100,000	2,908
Life Sciences Tools & Services - 3.2%
Exelixis, Inc. (a)	1,574,626	7,763
Illumina, Inc. (a)	214,926	8,027
Life Technologies Corp. (a)	900,000	33,570
Medtox Scientific, Inc. (a)(e)	800,221	6,490
QIAGEN NV (a)	1,300,920	21,439
		77,289
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 0.2%
Renovo Group PLC (a)(e)	10,920,310	$ 4,551
TOTAL HEALTH CARE		183,576
INDUSTRIALS - 15.4%
Air Freight & Logistics - 1.1%
Forward Air Corp.	1,132,232	18,874
UTI Worldwide, Inc.	598,725	8,059
		26,933
Airlines - 5.6%
Alaska Air Group, Inc. (a)	500,000	8,390
AMR Corp. (a)	7,072,250	33,664
Continental Airlines, Inc. Class B (a)	500,000	5,260
Delta Air Lines, Inc. (a)	6,236,800	38,481
JetBlue Airways Corp. (a)	3,304,200	16,290
UAL Corp. (a)	3,170,000	15,596
US Airways Group, Inc. (a)	4,407,791	16,706
		134,387
Commercial Services & Supplies - 1.5%
Corrections Corp. of America (a)	700,043	9,892
GeoEye, Inc. (a)	445,421	11,087
The Geo Group, Inc. (a)	550,298	9,151
Waste Services, Inc. (a)	1,000,849	5,405
		35,535
Construction & Engineering - 0.3%
Orion Marine Group, Inc. (a)	400,000	5,992
Electrical Equipment - 0.4%
Renewable Energy Corp. AS (a)(d)	993,800	8,976
Machinery - 0.6%
AGCO Corp. (a)	200,000	4,860
Hansen Transmission International NV (a)	4,288,000	9,334
Kverneland ASA (a)	1,471,430	990
		15,184
Professional Services - 0.9%
Diamond Management & Technology Consultants, Inc.	1,158,741	3,244
FTI Consulting, Inc. (a)	355,914	19,533
		22,777
Road & Rail - 5.0%
Celadon Group, Inc. (a)(e)	1,570,433	10,742
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Con-way, Inc.	966,646	$ 23,953
Frozen Food Express Industries, Inc. (e)	1,741,240	7,540
Knight Transportation, Inc.	2,431,559	42,990
Landstar System, Inc.	359,200	12,791
Marten Transport Ltd. (a)	788,487	16,353
P.A.M. Transportation Services, Inc. (a)(e)	518,816	2,760
Quality Distribution, Inc. (a)(d)(e)	1,122,850	2,234
		119,363
TOTAL INDUSTRIALS		369,147
INFORMATION TECHNOLOGY - 32.6%
Communications Equipment - 0.7%
Oplink Communications, Inc. (a)(e)	1,511,646	16,689
Computers & Peripherals - 3.5%
SanDisk Corp. (a)	3,334,221	52,414
Seagate Technology	2,500,000	20,400
Synaptics, Inc. (a)	100,000	3,248
TPV Technology Ltd.	23,374,000	7,721
		83,783
Electronic Equipment & Components - 4.1%
AU Optronics Corp.	4,000,000	4,254
AU Optronics Corp. sponsored ADR (d)	1,200,000	13,020
Avnet, Inc. (a)	481,500	10,540
BYD Co. Ltd. (H Shares)	14,000,000	36,779
DDi Corp. (a)(e)	1,516,479	5,156
HannStar Display Corp.	74,442,355	17,142
Itron, Inc. (a)	100,800	4,637
Meadville Holdings Ltd.	23,049,000	2,729
SYNNEX Corp. (a)(d)	214,488	4,618
		98,875
Internet Software & Services - 1.5%
Art Technology Group, Inc. (a)	5,460,292	17,145
DealerTrack Holdings, Inc. (a)	862,233	13,089
Groupe Open SA (e)	1,039,273	6,974
		37,208
IT Services - 6.8%
Alliance Data Systems Corp. (a)(d)	2,458,936	102,952
CACI International, Inc. Class A (a)	100,048	3,957
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
CyberSource Corp. (a)	1,543,563	$ 22,551
Devoteam SA (d)(e)	595,800	10,007
ExlService Holdings, Inc. (a)	932,715	8,684
Perot Systems Corp. Class A (a)	1,100,970	15,480
		163,631
Semiconductors & Semiconductor Equipment - 15.7%
Advanced Analogic Technologies, Inc. (a)	1,433,771	6,882
ARM Holdings PLC sponsored ADR	4,422,500	23,483
ASML Holding NV (NY Shares)	272,643	5,766
Cirrus Logic, Inc. (a)	1,563,378	7,270
Cree, Inc. (a)	200,000	5,478
Cymer, Inc. (a)	539,580	15,329
Cypress Semiconductor Corp. (a)	1,580,900	12,537
FormFactor, Inc. (a)	1,045,365	18,221
Himax Technologies, Inc. sponsored ADR	18,830,574	51,031
KLA-Tencor Corp.	250,000	6,935
Kulicke & Soffa Industries, Inc. (a)	2,000,166	8,001
LTX-Credence Corp. (a)	5,618,380	2,753
MEMC Electronic Materials, Inc. (a)	2,061,200	33,391
Micron Technology, Inc. (a)	10,830,466	52,853
MIPS Technologies, Inc. (a)(e)	4,220,290	14,011
Novellus Systems, Inc. (a)	925,000	16,706
NVIDIA Corp. (a)	3,734,833	42,876
ON Semiconductor Corp. (a)	1,555,071	8,428
PDF Solutions, Inc. (a)(e)	2,815,641	5,040
Photronics, Inc. (a)	1,595,228	2,664
PMC-Sierra, Inc. (a)	2,600,000	20,592
Power Integrations, Inc.	280,000	5,964
Rudolph Technologies, Inc. (a)(e)	1,993,177	10,424
		376,635
Software - 0.3%
Synopsys, Inc. (a)	300,000	6,534
TOTAL INFORMATION TECHNOLOGY		783,355
MATERIALS - 1.6%
Construction Materials - 0.1%
Eagle Materials, Inc.	50,000	1,390
Metals & Mining - 0.8%
AMG Advanced Metallurgical Group NV (a)(d)	331,341	1,894
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Compass Minerals International, Inc.	105,630	$ 5,093
Lihir Gold Ltd. (a)	6,000,030	13,088
		20,075
Paper & Forest Products - 0.7%
Schweitzer-Mauduit International, Inc.	718,517	16,504
TOTAL MATERIALS		37,969
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.1%
Cbeyond, Inc. (a)	1,003,179	20,445
Premiere Global Services, Inc. (a)	650,000	6,851
		27,296
Wireless Telecommunication Services - 0.2%
NII Holdings, Inc. (a)	300,200	4,851
TOTAL TELECOMMUNICATION SERVICES		32,147
UTILITIES - 0.5%
Independent Power Producers & Energy Traders - 0.5%
Plambeck Neue Energien AG (a)(d)(e)	3,964,200	11,760
TOTAL COMMON STOCKS (Cost $2,796,458)		2,338,324
Preferred Stocks - 1.1%

Convertible Preferred Stocks - 1.1%
FINANCIALS - 1.1%
Diversified Financial Services - 1.1%
Citigroup, Inc. Series T, 6.50%	800,000	25,250
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
LifeMasters Supported SelfCare, Inc.:
Series F (f)	461,818	480
Series H (f)	46,051	48
		528
TOTAL CONVERTIBLE PREFERRED STOCKS		25,778
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Health Care Technology - 0.0%
Lifeoutcomes, Inc. Series A (a)(f)	39,076	$ 0
TOTAL PREFERRED STOCKS (Cost $39,005)		25,778
Money Market Funds - 8.7%

Fidelity Cash Central Fund, 0.53% (b)	48,124,570	48,125
Fidelity Securities Lending Cash Central Fund, 0.28% (b)(c)	161,236,981	161,237
TOTAL MONEY MARKET FUNDS (Cost $209,362)		209,362
TOTAL INVESTMENT PORTFOLIO - 107.2% (Cost $3,044,825)		2,573,464
NET OTHER ASSETS - (7.2)%		(172,964)
NET ASSETS - 100%		$ 2,400,500
Legend
(a) Non-income producing.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $528,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
LifeMasters Supported SelfCare, Inc. Series F	6/24/02	$ 5,100
LifeMasters Supported SelfCare, Inc. Series H	12/17/07	$ 368
Lifeoutcomes, Inc. Series A	5/31/06	$ 5,965
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,732
Fidelity Securities Lending Cash Central Fund	5,683
Total	$ 7,415
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alliance Fiber Optic Products, Inc.	$ 4,083	$ -	$ 2,583	$ -	$ -
Amerigon, Inc.	25,041	-	6,372	-	-
Assured Guaranty Ltd.	-	51,769	-	208	47,430
Bell Microproducts, Inc.	4,068	-	5,159	-	-
BioLase Technology, Inc.	4,561	-	5,007	-	-
Carmike Cinemas, Inc.	10,521	-	2,313	-	-
Carriage Services, Inc. Class A	9,838	-	8,197	-	-
Celadon Group, Inc.	24,452	-	8,150	-	10,742
Chiquita Brands International, Inc.	-	53,216	874	-	25,826
CryptoLogic Ltd.	11,721	1,521	5,798	63	-
DDi Corp.	9,439	-	984	-	5,156
DEI Holdings, Inc.	5,001	-	2,465	-	-
Devoteam SA	23,652	-	3,647	282	10,007
ENGlobal Corp.	20,949	-	26,959	-	-
Famous Dave's of America, Inc.	8,538	-	7,864	-	-
Forward Air Corp.	56,531	23,990	27,502	479	-
Frozen Food Express Industries, Inc.	13,283	-	9	209	7,540
Goldleaf Financial Solutions, Inc.	2,459	-	1,164	-	-
Groupe Open SA	17,259	40	171	285	6,974
InnerWorkings, Inc.	55,937	589	31,159	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Intermap Technologies Corp.	$ 15,725	$ -	$ 12,289	$ -	$ -
Knight Transportation, Inc.	96,202	-	56,453	573	-
Lee Enterprises, Inc.	20,042	-	13,491	493	-
Marten Transport Ltd.	31,442	-	20,139	-	-
Medialink Worldwide, Inc.	711	-	392	-	-
Medtox Scientific, Inc.	13,298	-	215	-	6,490
MIPS Technologies, Inc.	19,929	-	415	-	14,011
Mothers Work, Inc.	7,381	-	7,203	-	-
New Frontier Media, Inc.	10,538	-	5,097	-	-
Next Fifteen Communications Group PLC	3,841	-	3,632	31	-
Nord Anglia Education PLC	11,628	-	18,974	-	-
Oplink Communications, Inc.	15,383	31	908	-	16,689
P.A.M. Transportation Services, Inc.	12,193	-	3,762	-	2,760
PDF Solutions, Inc.	13,459	-	-	-	5,040
Perot Systems Corp. Class A	101,687	-	78,852	-	-
Plambeck Neue Energien AG	19,958	-	510	-	11,760
Quality Distribution, Inc.	6,174	402	1,832	-	2,234
Quicksilver Gas Services LP	-	12,390	-	671	8,526
RDM Corp.	3,092	-	1,863	-	-
Renovo Group PLC	-	6,721	-	-	4,551
Rudolph Technologies, Inc.	20,251	-	-	-	10,424
Saia, Inc.	12,995	-	15,166	-	-
Shoe Carnival, Inc.	11,908	988	-	-	10,817
SI International, Inc.	16,066	-	12,999	-	-
Sinclair Broadcast Group, Inc. Class A	46,440	-	33,450	-	-
SMART Modular Technologies (WWH), Inc.	27,220	2,713	17,163	-	-
SourceForge, Inc.	12,080	-	9,121	-	-
The Geo Group, Inc.	99,537	2,583	67,696	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
The Great Atlantic & Pacific Tea Co.	$ -	$ 50,083	$ 579	$ -	$ 28,791
Triumph Group, Inc.	55,678	-	57,235	18	-
USA Truck, Inc.	12,152	-	12,290	-	-
Xantrex Technology, Inc.	6,674	10,031	24,390	-	-
Total	$ 1,031,017	$ 217,067	$ 622,493	$ 3,312	$ 235,768
Other Information

The following is a summary of the inputs used, as of April 30, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 2,573,464	$ 2,372,649	$ 200,287	$ 528
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities (Amounts in thousands)
Beginning Balance	$ 2,261
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1,733)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 528

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.4%
Cayman Islands	3.9%
Bermuda	3.8%
United Kingdom	2.3%
China	1.9%
Taiwan	1.5%
Netherlands	1.2%
France	1.0%
Others (individually less than 1%)	3.0%
100.0%
Income Tax Information
At April 30, 2009, the fund had a capital loss carryforward of approximately $432,252,000 all of which will expire on April 30, 2017.
The fund intends to elect to defer to its fiscal year ending April 30, 2010 approximately $418,226,000 of losses recognized during the period November 1, 2008 to April 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2009

Assets
Investment in securities, at value (including securities loaned of $156,524) - See accompanying schedule: Unaffiliated issuers (cost $2,392,587)	$ 2,128,334
Fidelity Central Funds (cost $209,362)	209,362
Other affiliated issuers (cost $442,876)	235,768
Total Investments (cost $3,044,825)		$ 2,573,464
Receivable for investments sold		18,449
Receivable for fund shares sold		6,153
Dividends receivable		423
Distributions receivable from Fidelity Central Funds		1,810
Prepaid expenses		19
Other receivables		69
Total assets		2,600,387

Liabilities
Payable to custodian bank	$ 11
Payable for investments purchased	35,628
Payable for fund shares redeemed	1,042
Accrued management fee	1,318
Other affiliated payables	594
Other payables and accrued expenses	57
Collateral on securities loaned, at value	161,237
Total liabilities		199,887

Net Assets		$ 2,400,500
Net Assets consist of:
Paid in capital		$ 3,731,175
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(859,315)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(471,360)
Net Assets, for 220,736 shares outstanding		$ 2,400,500
Net Asset Value, offering price and redemption price per share ($2,400,500 ÷ 220,735.6 shares)		$ 10.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2009

Investment Income
Dividends (including $3,312 earned from other affiliated issuers)		$ 20,637
Interest		244
Income from Fidelity Central Funds (including $5,683 from security lending)		7,415
Total income		28,296

Expenses
Management fee Basic fee	$ 20,276
Performance adjustment	(2,154)
Transfer agent fees	8,039
Accounting and security lending fees	857
Custodian fees and expenses	266
Independent trustees' compensation	17
Registration fees	39
Audit	62
Legal	15
Interest	19
Miscellaneous	86
Total expenses before reductions	27,522
Expense reductions	(357)	27,165
Net investment income (loss)		1,131
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(572,205)
Other affiliated issuers	(262,185)
Foreign currency transactions	(555)
Total net realized gain (loss)		(834,945)
Change in net unrealized appreciation (depreciation) on: Investment securities	(407,639)
Assets and liabilities in foreign currencies	(17)
Total change in net unrealized appreciation (depreciation)		(407,656)
Net gain (loss)		(1,242,601)
Net increase (decrease) in net assets resulting from operations		$ (1,241,470)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2009	Year ended April 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,131	$ (8,401)
Net realized gain (loss)	(834,945)	523,902
Change in net unrealized appreciation (depreciation)	(407,656)	(860,604)
Net increase (decrease) in net assets resulting from operations	(1,241,470)	(345,103)
Distributions to shareholders from net investment income	(71)	-
Distributions to shareholders from net realized gain	(58,885)	(769,813)
Total distributions	(58,956)	(769,813)
Share transactions Proceeds from sales of shares	527,584	649,501
Reinvestment of distributions	57,615	751,980
Cost of shares redeemed	(838,556)	(1,319,050)
Net increase (decrease) in net assets resulting from share transactions	(253,357)	82,431
Redemption fees	572	768
Total increase (decrease) in net assets	(1,553,211)	(1,031,717)

Net Assets
Beginning of period	3,953,711	4,985,428
End of period (including undistributed net investment income of $0 and $7, respectively)	$ 2,400,500	$ 3,953,711
Other Information Shares
Sold	44,161	35,640
Issued in reinvestment of distributions	3,675	40,205
Redeemed	(73,615)	(73,694)
Net increase (decrease)	(25,779)	2,151

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.04	$ 20.40	$ 21.02	$ 16.74	$ 17.26
Income from Investment Operations
Net investment income (loss) B	- F	(.03)	(.06)	(.04)	(.04)
Net realized and unrealized gain (loss)	(4.92)	(1.19)	.96	5.58	.84
Total from investment operations	(4.92)	(1.22)	.90	5.54	.80
Distributions from net investment income	- F, G	-	-	-	-
Distributions from net realized gain	(.24) G	(3.14)	(1.52)	(1.26)	(1.33)
Total distributions	(.24)	(3.14)	(1.52)	(1.26)	(1.33)
Redemption fees added to paid in capital B	- F	- F	-F	-F	.01
Net asset value, end of period	$ 10.88	$ 16.04	$ 20.40	$ 21.02	$ 16.74
Total ReturnA	(31.13)%	(7.64)%	4.98%	34.68%	4.63%
Ratios to Average Net AssetsC, E
Expenses before reductions	.96%	1.08%	.96%	.98%	1.07%
Expenses net of fee waivers, if any	.96%	1.08%	.96%	.98%	1.07%
Expenses net of all reductions	.95%	1.07%	.94%	.93%	1.00%
Net investment income (loss)	.04%	(.18)%	(.32)%	(.23)%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,401	$ 3,954	$ 4,985	$ 5,159	$ 3,994
Portfolio turnover rateD	92%	115%	115%	107%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.01 per share.

G The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Small Cap Stock Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of April 30, 2009, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 343,919
Unrealized depreciation	(824,118)
Net unrealized appreciation (depreciation)	(480,199)
Capital loss carryforward	(432,252)

Cost for federal income tax purposes	$ 3,053,663

The tax character of distributions paid was as follows:

	April 30, 2009	April 30, 2008
Ordinary Income	$ 2,269	$ 132,743
Long-term Capital Gains	56,687	637,070
Total	$ 58,956	$ 769,813

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities short-term securities, aggregated $2,603,055 and $2,792,556, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .28% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $161 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,068	1.08%	$ 19

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $310 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $17 and $30, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Stock Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Johnson oversees 360 funds advised by FMR or an affiliate. Mr. Curvey oversees 383 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-
Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-
present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

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(Hong Kong) Limited

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(Japan) Inc.

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Fidelity Distributors Corporation

Boston, MA

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Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

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Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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Automated line for quickest service

SLCX-UANN-0609
1.784727.106

Spartan®
500 Index
Fund -
Investor Class
Fidelity Advantage Class

Annual Report

April 30, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Geode is a registered trademark of Geode Capital Management, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the capital markets this spring, many economic uncertainties remain - including still-weak corporate earnings and sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today,

more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2009	Past 1 year	Past 5 years	Past 10 years
Investor Class	-35.33%	-2.76%	-2.58%
Fidelity Advantage Class A	-35.31%	-2.74%	-2.57%

A The initial offering of Fidelity Advantage Class took place on October 14, 2005. Returns prior to
October 14, 2005, are those of Investor Class, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® 500 Index Fund - Investor Class on April 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A nice, period-ending uptick in equity prices during March and April punctuated an otherwise dreary year for U.S. stocks. For the 12-month period ending April 30, 2009, the major domestic stock indexes put up negative returns, as extremely tight credit, a deepening economic recession and the near-collapse of the global financial system all weighed heavily on equity prices, not only in the United States, but also around the world. An expansive flight to quality and away from risk defined the market for most of the period, even as the federal government took bold and unprecedented steps to free up credit availability, stabilize the financial system and stimulate economic growth. By March 2009, with some early signs of stability coming into focus, investors appeared to regain some confidence, and the U.S. equity market began to gather some forward momentum. Against this improving, but still troubled backdrop, the Standard & Poor's 500SM Index posted a -35.31% return, with all 10 of its market sectors showing double-digit losses for the 12-month period. Meanwhile, the blue-chip Dow Jones Industrial AverageSM returned -34.19%, and the technology-laden NASDAQ Composite® Index managed a -28.13% return. Small-cap stocks tended to slightly outperform their larger counterparts, and growth stocks topped value stocks.

Comments from Jeffrey Adams, who oversees the Spartan® 500 Index Fund's investment management team as Head of Indexing for Geode Capital Management, LLC: For the year ending April 30, 2009, the fund's Investor Class and Fidelity Advantage Class shares lost 35.33% and 35.31%, respectively, in line with the S&P 500®. In this environment, every sector lost significant ground. The worst-performing group by far was financials. Bank of America, insurance company American International Group (AIG) and diversified financials stock Citigroup lost most of their value, as investors worried about the companies' exposure to bad debts. Industrials - led by conglomerate General Electric, which struggled with financial concerns of its own - declined more than 40% overall. Elsewhere, several energy giants - including Exxon Mobil and ConocoPhillips - fell along with oil prices. Another detractor included software maker Microsoft. Many of the top individual performers were companies that agreed to be acquired for large premiums - among them, beverage maker Anheuser-Busch; drug maker Schering-Plough; materials manufacturer Rohm and Haas; technology services company Electronic Data Systems; and premium wine and smokeless-tobacco-product maker UST. Biotechnology company Amgen also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 to April 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period* November 1, 2008 to April 30, 2009
Investor Class	.10%
Actual		$ 1,000.00	$ 915.00	$ .47
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Fidelity Advantage Class	.07%
Actual		$ 1,000.00	$ 915.10	$ .33
HypotheticalA		$ 1,000.00	$ 1,024.45	$ .35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.2	4.4
Microsoft Corp.	2.0	2.0
AT&T, Inc.	1.9	1.8
Procter & Gamble Co.	1.8	2.2
Johnson & Johnson	1.8	1.9
International Business Machines Corp.	1.8	1.4
General Electric Co.	1.7	2.3
Chevron Corp.	1.7	1.8
JPMorgan Chase & Co.	1.6	1.7
Cisco Systems, Inc.	1.4	1.2
	19.9
Market Sectors as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.8	15.2
Health Care	13.4	13.4
Energy	12.1	12.7
Financials	11.8	14.4
Consumer Staples	11.7	12.5
Industrials	10.1	10.6
Consumer Discretionary	9.2	7.9
Utilities	3.8	3.7
Telecommunication Services	3.6	3.2
Materials	3.3	3.1

Annual Report

Investments April 30, 2009

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.2%
Auto Components - 0.2%
Johnson Controls, Inc. (d)	854,147	$ 16,237
The Goodyear Tire & Rubber Co. (a)	346,925	3,813
		20,050
Automobiles - 0.3%
Ford Motor Co. (a)	4,116,559	24,617
General Motors Corp. (d)	877,558	1,685
Harley-Davidson, Inc. (d)	335,771	7,441
		33,743
Distributors - 0.1%
Genuine Parts Co.	229,189	7,783
Diversified Consumer Services - 0.1%
Apollo Group, Inc. Class A (non-vtg.) (a)(d)	153,651	9,672
H&R Block, Inc.	488,249	7,392
		17,064
Hotels, Restaurants & Leisure - 1.5%
Carnival Corp. unit (d)	629,256	16,914
Darden Restaurants, Inc.	196,912	7,280
International Game Technology	424,618	5,244
Marriott International, Inc. Class A (d)	422,438	9,953
McDonald's Corp.	1,600,760	85,305
Starbucks Corp. (a)(d)	1,055,940	15,269
Starwood Hotels & Resorts Worldwide, Inc. (d)	262,250	5,471
Wyndham Worldwide Corp.	255,160	2,980
Wynn Resorts Ltd. (a)(d)	96,148	3,772
Yum! Brands, Inc. (d)	661,123	22,048
		174,236
Household Durables - 0.4%
Black & Decker Corp. (d)	86,439	3,483
Centex Corp. (d)	178,743	1,955
D.R. Horton, Inc. (d)	396,129	5,169
Fortune Brands, Inc.	215,833	8,484
Harman International Industries, Inc. (d)	84,196	1,532
KB Home	108,197	1,955
Leggett & Platt, Inc. (d)	225,472	3,238
Lennar Corp. Class A	203,070	1,978
Newell Rubbermaid, Inc. (d)	398,458	4,164
Pulte Homes, Inc. (d)	308,509	3,551
Snap-On, Inc.	82,596	2,802
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
The Stanley Works (d)	113,391	$ 4,312
Whirlpool Corp. (d)	105,724	4,774
		47,397
Internet & Catalog Retail - 0.4%
Amazon.com, Inc. (a)(d)	462,045	37,204
Expedia, Inc. (a)	301,514	4,104
		41,308
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	385,515	1,176
Hasbro, Inc.	178,170	4,750
Mattel, Inc.	515,272	7,708
		13,634
Media - 2.6%
CBS Corp. Class B	976,151	6,872
Comcast Corp. Class A	4,140,732	64,016
Gannett Co., Inc. (d)	328,323	1,284
Interpublic Group of Companies, Inc. (a)	684,824	4,287
McGraw-Hill Companies, Inc.	451,946	13,626
Meredith Corp. (d)	51,763	1,298
News Corp. Class A	3,306,311	27,310
Omnicom Group, Inc. (d)	446,945	14,065
Scripps Networks Interactive, Inc. Class A (d)	129,591	3,556
The DIRECTV Group, Inc. (a)(d)	760,393	18,805
The New York Times Co. Class A (d)	167,609	902
The Walt Disney Co. (d)	2,668,363	58,437
Time Warner Cable, Inc.	506,408	16,322
Time Warner, Inc.	1,719,075	37,527
Viacom, Inc. Class B (non-vtg.) (a)	871,529	16,768
Washington Post Co. Class B	8,648	3,620
		288,695
Multiline Retail - 0.9%
Big Lots, Inc. (a)	118,038	3,263
Family Dollar Stores, Inc.	201,115	6,675
JCPenney Co., Inc. (d)	319,376	9,802
Kohl's Corp. (a)(d)	438,013	19,864
Macy's, Inc. (d)	604,533	8,270
Nordstrom, Inc. (d)	229,108	5,185
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Sears Holdings Corp. (a)(d)	78,915	$ 4,930
Target Corp.	1,082,073	44,646
		102,635
Specialty Retail - 2.1%
Abercrombie & Fitch Co. Class A (d)	125,133	3,386
AutoNation, Inc. (a)(d)	155,071	2,746
AutoZone, Inc. (a)(d)	54,518	9,071
Bed Bath & Beyond, Inc. (a)	373,338	11,357
Best Buy Co., Inc. (d)	487,308	18,703
Gamestop Corp. Class A (a)	235,418	7,100
Gap, Inc. (d)	670,246	10,416
Home Depot, Inc.	2,437,111	64,145
Limited Brands, Inc.	388,948	4,442
Lowe's Companies, Inc.	2,106,823	45,297
O'Reilly Automotive, Inc. (a)(d)	193,987	7,536
Office Depot, Inc. (a)	395,053	1,023
RadioShack Corp.	179,799	2,532
Sherwin-Williams Co.	141,527	8,016
Staples, Inc.	1,025,448	21,145
Tiffany & Co., Inc. (d)	176,961	5,121
TJX Companies, Inc.	598,462	16,739
		238,775
Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc.	461,462	11,306
NIKE, Inc. Class B (d)	556,661	29,208
Polo Ralph Lauren Corp. Class A (d)	81,197	4,372
VF Corp.	126,673	7,508
		52,394
TOTAL CONSUMER DISCRETIONARY		1,037,714
CONSUMER STAPLES - 11.7%
Beverages - 2.4%
Brown-Forman Corp. Class B (non-vtg.) (d)	140,978	6,555
Coca-Cola Enterprises, Inc.	455,824	7,776
Constellation Brands, Inc. Class A (sub. vtg.) (a)	279,900	3,244
Dr Pepper Snapple Group, Inc. (a)	364,657	7,552
Molson Coors Brewing Co. Class B (d)	215,410	8,239
Pepsi Bottling Group, Inc.	194,649	6,087
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
PepsiCo, Inc.	2,237,069	$ 111,317
The Coca-Cola Co.	2,861,368	123,182
		273,952
Food & Staples Retailing - 3.2%
Costco Wholesale Corp.	622,760	30,266
CVS Caremark Corp.	2,092,210	66,490
Kroger Co.	937,861	20,277
Safeway, Inc. (d)	616,517	12,176
SUPERVALU, Inc. (d)	304,375	4,977
Sysco Corp.	846,964	19,760
Wal-Mart Stores, Inc.	3,213,898	161,980
Walgreen Co.	1,418,383	44,580
Whole Foods Market, Inc. (d)	201,814	4,184
		364,690
Food Products - 1.7%
Archer Daniels Midland Co. (d)	922,676	22,716
Campbell Soup Co.	294,420	7,572
ConAgra Foods, Inc.	642,688	11,376
Dean Foods Co. (a)	221,856	4,592
General Mills, Inc.	471,266	23,888
H.J. Heinz Co.	452,262	15,567
Hershey Co. (d)	238,191	8,608
Hormel Foods Corp.	100,369	3,141
Kellogg Co. (d)	362,349	15,259
Kraft Foods, Inc. Class A	2,112,150	49,424
McCormick & Co., Inc. (non-vtg.) (d)	187,022	5,508
Sara Lee Corp.	999,800	8,318
The J.M. Smucker Co.	170,235	6,707
Tyson Foods, Inc. Class A	434,562	4,580
		187,256
Household Products - 2.6%
Clorox Co.	199,835	11,201
Colgate-Palmolive Co.	720,611	42,516
Kimberly-Clark Corp.	594,826	29,230
Procter & Gamble Co.	4,212,876	208,285
		291,232
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.2%
Avon Products, Inc.	612,848	$ 13,948
Estee Lauder Companies, Inc. Class A (d)	166,811	4,988
		18,936
Tobacco - 1.6%
Altria Group, Inc.	2,970,021	48,500
Lorillard, Inc.	241,599	15,252
Philip Morris International, Inc.	2,880,550	104,276
Reynolds American, Inc.	242,994	9,229
		177,257
TOTAL CONSUMER STAPLES		1,313,323
ENERGY - 12.1%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	443,989	15,797
BJ Services Co. (d)	419,800	5,831
Cameron International Corp. (a)	311,778	7,975
Diamond Offshore Drilling, Inc.	99,903	7,234
ENSCO International, Inc. (d)	203,857	5,765
Halliburton Co.	1,289,630	26,076
Nabors Industries Ltd. (a)	406,693	6,186
National Oilwell Varco, Inc. (a)	599,950	18,166
Rowan Companies, Inc. (d)	162,436	2,536
Schlumberger Ltd. (NY Shares) (d)	1,719,159	84,222
Smith International, Inc. (d)	315,157	8,147
		187,935
Oil, Gas & Consumable Fuels - 10.4%
Anadarko Petroleum Corp.	661,050	28,465
Apache Corp.	481,187	35,059
Cabot Oil & Gas Corp.	148,699	4,489
Chesapeake Energy Corp.	807,882	15,923
Chevron Corp.	2,881,425	190,462
ConocoPhillips	2,127,752	87,238
CONSOL Energy, Inc.	259,576	8,120
Denbury Resources, Inc. (a)	357,076	5,813
Devon Energy Corp.	637,934	33,077
El Paso Corp.	1,004,213	6,929
EOG Resources, Inc.	358,914	22,784
Exxon Mobil Corp.	7,103,276	473,586
Hess Corp.	407,853	22,346
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Marathon Oil Corp.	1,017,022	$ 30,206
Massey Energy Co. (d)	122,890	1,955
Murphy Oil Corp.	274,175	13,081
Noble Energy, Inc.	248,552	14,105
Occidental Petroleum Corp.	1,164,747	65,564
Peabody Energy Corp.	384,317	10,142
Pioneer Natural Resources Co. (d)	166,191	3,842
Range Resources Corp.	224,536	8,975
Southwestern Energy Co. (a)	493,951	17,713
Spectra Energy Corp.	924,759	13,409
Sunoco, Inc.	168,005	4,454
Tesoro Corp. (d)	198,902	3,033
Valero Energy Corp.	742,160	14,724
Williams Companies, Inc.	832,581	11,739
XTO Energy, Inc.	833,268	28,881
		1,176,114
TOTAL ENERGY		1,364,049
FINANCIALS - 11.8%
Capital Markets - 2.6%
Ameriprise Financial, Inc.	314,543	8,288
Bank of New York Mellon Corp.	1,651,597	42,083
Charles Schwab Corp.	1,347,478	24,901
E*TRADE Financial Corp. (a)(d)	822,280	1,176
Federated Investors, Inc. Class B (non-vtg.)	127,905	2,926
Franklin Resources, Inc. (d)	217,624	13,162
Goldman Sachs Group, Inc. (d)	722,217	92,805
Invesco Ltd.	543,952	8,007
Janus Capital Group, Inc. (d)	227,285	2,280
Legg Mason, Inc. (d)	205,275	4,120
Morgan Stanley	1,544,522	36,513
Northern Trust Corp. (d)	342,772	18,633
State Street Corp. (d)	620,924	21,192
T. Rowe Price Group, Inc. (d)	368,030	14,177
		290,263
Commercial Banks - 2.2%
BB&T Corp. (d)	803,955	18,764
Comerica, Inc. (d)	217,357	4,560
Fifth Third Bancorp (d)	829,957	3,403
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
First Horizon National Corp. (d)	303,331	$ 3,491
Huntington Bancshares, Inc.	526,306	1,468
KeyCorp (d)	711,107	4,373
M&T Bank Corp. (d)	111,750	5,861
Marshall & Ilsley Corp. (d)	381,388	2,204
PNC Financial Services Group, Inc. (d)	615,157	24,422
Regions Financial Corp. (d)	998,489	4,483
SunTrust Banks, Inc. (d)	512,708	7,404
U.S. Bancorp, Delaware	2,522,906	45,967
Wells Fargo & Co.	6,091,532	121,892
Zions Bancorp (d)	165,791	1,812
		250,104
Consumer Finance - 0.5%
American Express Co. (d)	1,683,316	42,453
Capital One Financial Corp.	563,227	9,428
Discover Financial Services	692,063	5,626
SLM Corp. (a)(d)	671,863	3,245
		60,752
Diversified Financial Services - 3.0%
Bank of America Corp. (d)	9,201,584	82,170
CIT Group, Inc. (d)	558,832	1,241
Citigroup, Inc. (d)	7,871,705	24,009
CME Group, Inc. (d)	95,367	21,109
IntercontinentalExchange, Inc. (a)	104,428	9,148
JPMorgan Chase & Co.	5,401,773	178,259
Leucadia National Corp. (a)(d)	260,548	5,531
Moody's Corp. (d)	273,850	8,084
NYSE Euronext	372,296	8,626
The NASDAQ Stock Market, Inc. (a)	197,374	3,796
		341,973
Insurance - 2.3%
AFLAC, Inc. (d)	672,012	19,414
Allstate Corp. (d)	770,526	17,976
American International Group, Inc. (d)	3,867,776	5,338
Aon Corp.	393,193	16,593
Assurant, Inc. (d)	169,299	4,138
Cincinnati Financial Corp. (d)	233,588	5,594
Genworth Financial, Inc. Class A (non-vtg.)	622,639	1,469
Hartford Financial Services Group, Inc. (d)	467,496	5,362
Lincoln National Corp. (d)	368,046	4,137
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Loews Corp.	519,149	$ 12,922
Marsh & McLennan Companies, Inc. (d)	740,256	15,612
MBIA, Inc. (a)(d)	246,011	1,164
MetLife, Inc.	1,175,939	34,984
Principal Financial Group, Inc. (d)	373,102	6,096
Progressive Corp. (a)(d)	972,753	14,864
Prudential Financial, Inc. (d)	609,473	17,602
The Chubb Corp.	506,443	19,726
The Travelers Companies, Inc.	840,717	34,587
Torchmark Corp.	121,478	3,563
Unum Group (d)	476,026	7,778
XL Capital Ltd. Class A (d)	491,906	4,678
		253,597
Real Estate Investment Trusts - 1.0%
Apartment Investment & Management Co. Class A	168,608	1,231
AvalonBay Communities, Inc. (d)	114,630	6,512
Boston Properties, Inc.	174,312	8,614
Equity Residential (SBI) (d)	392,124	8,976
HCP, Inc.	365,007	8,012
Health Care REIT, Inc. (d)	159,178	5,423
Host Hotels & Resorts, Inc. (d)	850,186	6,538
Kimco Realty Corp.	448,225	5,388
Plum Creek Timber Co., Inc. (d)	236,943	8,179
ProLogis Trust (d)	603,154	5,495
Public Storage (d)	180,260	12,052
Simon Property Group, Inc. (d)	361,962	18,677
Ventas, Inc.	224,463	6,429
Vornado Realty Trust (d)	221,657	10,837
		112,363
Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc. Class A (a)(d)	323,313	2,425
Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	750,835	9,430
People's United Financial, Inc.	500,555	7,819
		17,249
TOTAL FINANCIALS		1,328,726
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 13.4%
Biotechnology - 1.9%
Amgen, Inc. (a)	1,486,257	$ 72,039
Biogen Idec, Inc. (a)	427,282	20,655
Celgene Corp. (a)	660,448	28,214
Cephalon, Inc. (a)(d)	98,908	6,489
Genzyme Corp. (a)	390,053	20,802
Gilead Sciences, Inc. (a)(d)	1,309,440	59,972
		208,171
Health Care Equipment & Supplies - 2.1%
Baxter International, Inc.	882,368	42,795
Becton, Dickinson & Co.	344,569	20,840
Boston Scientific Corp. (a)	2,159,369	18,160
C.R. Bard, Inc. (d)	142,925	10,238
Covidien Ltd.	724,312	23,888
DENTSPLY International, Inc.	213,604	6,113
Hospira, Inc. (a)(d)	229,455	7,542
Intuitive Surgical, Inc. (a)(d)	56,327	8,096
Medtronic, Inc.	1,607,376	51,436
St. Jude Medical, Inc. (a)	497,574	16,679
Stryker Corp. (d)	341,993	13,239
Varian Medical Systems, Inc. (a)(d)	178,804	5,967
Zimmer Holdings, Inc. (a)	320,317	14,091
		239,084
Health Care Providers & Services - 2.0%
Aetna, Inc.	651,877	14,348
AmerisourceBergen Corp. (d)	218,889	7,363
Cardinal Health, Inc.	518,042	17,505
CIGNA Corp.	389,599	7,679
Coventry Health Care, Inc. (a)	213,163	3,391
DaVita, Inc. (a)	149,350	6,925
Express Scripts, Inc. (a)(d)	356,018	22,774
Humana, Inc. (a)(d)	242,719	6,985
Laboratory Corp. of America Holdings (a)(d)	155,674	9,986
McKesson Corp.	393,616	14,564
Medco Health Solutions, Inc. (a)	705,816	30,738
Patterson Companies, Inc. (a)(d)	131,483	2,690
Quest Diagnostics, Inc.	221,891	11,390
Tenet Healthcare Corp. (a)	597,030	1,343
UnitedHealth Group, Inc.	1,747,370	41,098
WellPoint, Inc. (a)	716,401	30,633
		229,412
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.0%
IMS Health, Inc.	261,042	$ 3,279
Life Sciences Tools & Services - 0.4%
Life Technologies Corp. (a)(d)	249,827	9,319
Millipore Corp. (a)	79,628	4,706
PerkinElmer, Inc.	166,996	2,433
Thermo Fisher Scientific, Inc. (a)	601,085	21,086
Waters Corp. (a)	139,501	6,162
		43,706
Pharmaceuticals - 7.0%
Abbott Laboratories	2,221,388	92,965
Allergan, Inc. (d)	442,028	20,625
Bristol-Myers Squibb Co.	2,845,417	54,632
Eli Lilly & Co.	1,453,439	47,847
Forest Laboratories, Inc. (a)	433,549	9,404
Johnson & Johnson	3,975,666	208,166
King Pharmaceuticals, Inc. (a)	354,315	2,792
Merck & Co., Inc. (d)	3,029,700	73,440
Mylan, Inc. (a)(d)	437,992	5,803
Pfizer, Inc.	9,695,892	129,537
Schering-Plough Corp.	2,337,863	53,818
Watson Pharmaceuticals, Inc. (a)(d)	150,395	4,653
Wyeth	1,913,825	81,146
		784,828
TOTAL HEALTH CARE		1,508,480
INDUSTRIALS - 10.1%
Aerospace & Defense - 2.8%
General Dynamics Corp.	554,948	28,674
Goodrich Corp.	177,907	7,878
Honeywell International, Inc.	1,056,776	32,982
ITT Corp.	261,326	10,717
L-3 Communications Holdings, Inc.	170,458	12,980
Lockheed Martin Corp.	477,269	37,480
Northrop Grumman Corp.	470,301	22,739
Precision Castparts Corp.	201,148	15,058
Raytheon Co.	575,146	26,014
Rockwell Collins, Inc.	227,269	8,716
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co. (d)	1,043,763	$ 41,803
United Technologies Corp.	1,354,487	66,153
		311,194
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc. (d)	244,665	13,006
Expeditors International of Washington, Inc. (d)	304,901	10,583
FedEx Corp.	447,462	25,040
United Parcel Service, Inc. Class B (d)	1,430,879	74,892
		123,521
Airlines - 0.1%
Southwest Airlines Co.	1,063,912	7,426
Building Products - 0.0%
Masco Corp.	516,758	4,578
Commercial Services & Supplies - 0.5%
Avery Dennison Corp. (d)	162,051	4,657
Cintas Corp.	188,878	4,847
Iron Mountain, Inc. (a)(d)	258,188	7,356
Pitney Bowes, Inc.	296,573	7,278
R.R. Donnelley & Sons Co.	294,973	3,436
Republic Services, Inc.	462,809	9,719
Stericycle, Inc. (a)(d)	122,596	5,772
Waste Management, Inc.	706,445	18,841
		61,906
Construction & Engineering - 0.1%
Fluor Corp. (d)	260,932	9,881
Jacobs Engineering Group, Inc. (a)(d)	176,922	6,730
		16,611
Electrical Equipment - 0.5%
Cooper Industries Ltd. Class A (d)	240,208	7,876
Emerson Electric Co.	1,085,318	36,944
Rockwell Automation, Inc.	203,798	6,438
		51,258
Industrial Conglomerates - 2.3%
3M Co. (d)	997,281	57,443
General Electric Co.	15,179,933	192,026
Textron, Inc. (d)	378,979	4,066
		253,535
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 1.5%
Caterpillar, Inc. (d)	864,656	$ 30,764
Cummins, Inc. (d)	289,430	9,841
Danaher Corp.	366,491	21,418
Deere & Co.	607,565	25,068
Dover Corp. (d)	267,384	8,230
Eaton Corp.	237,465	10,401
Flowserve Corp.	80,379	5,458
Illinois Tool Works, Inc. (d)	552,489	18,122
Ingersoll-Rand Co. Ltd. Class A	458,347	9,978
Manitowoc Co., Inc. (d)	187,384	1,115
PACCAR, Inc.	521,454	18,480
Pall Corp.	169,730	4,483
Parker Hannifin Corp.	230,948	10,473
		173,831
Professional Services - 0.2%
Dun & Bradstreet Corp.	76,734	6,246
Equifax, Inc.	181,805	5,301
Monster Worldwide, Inc. (a)(d)	183,935	2,538
Robert Half International, Inc. (d)	217,568	5,226
		19,311
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	400,044	26,995
CSX Corp.	573,902	16,982
Norfolk Southern Corp.	526,764	18,795
Ryder System, Inc. (d)	79,976	2,215
Union Pacific Corp. (d)	723,309	35,543
		100,530
Trading Companies & Distributors - 0.1%
Fastenal Co. (d)	185,749	7,125
W.W. Grainger, Inc. (d)	91,460	7,672
		14,797
TOTAL INDUSTRIALS		1,138,498
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 3.0%
Ciena Corp. (a)(d)	130,338	1,558
Cisco Systems, Inc. (a)	8,390,337	162,101
Corning, Inc.	2,235,249	32,679
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Harris Corp.	192,074	$ 5,874
JDS Uniphase Corp. (a)	309,230	1,426
Juniper Networks, Inc. (a)(d)	750,536	16,249
Motorola, Inc.	3,272,417	18,096
QUALCOMM, Inc.	2,370,978	100,340
Tellabs, Inc. (a)	568,751	2,980
		341,303
Computers & Peripherals - 5.2%
Apple, Inc. (a)	1,280,114	161,077
Dell, Inc. (a)	2,487,547	28,905
EMC Corp. (a)	2,891,942	36,236
Hewlett-Packard Co.	3,444,977	123,950
International Business Machines Corp.	1,928,576	199,048
Lexmark International, Inc. Class A (a)(d)	111,798	2,193
NetApp, Inc. (a)(d)	475,422	8,700
QLogic Corp. (a)	174,272	2,471
SanDisk Corp. (a)	325,074	5,110
Sun Microsystems, Inc. (a)	1,070,465	9,805
Teradata Corp. (a)(d)	248,762	4,159
		581,654
Electronic Equipment & Components - 0.4%
Agilent Technologies, Inc. (a)(d)	505,950	9,239
Amphenol Corp. Class A	246,071	8,327
FLIR Systems, Inc. (a)	216,768	4,808
Jabil Circuit, Inc.	307,381	2,490
Molex, Inc.	199,207	3,321
Tyco Electronics Ltd.	658,362	11,482
		39,667
Internet Software & Services - 1.8%
Akamai Technologies, Inc. (a)(d)	245,073	5,397
eBay, Inc. (a)	1,549,112	25,514
Google, Inc. Class A (sub. vtg.) (a)	344,444	136,389
VeriSign, Inc. (a)	276,461	5,690
Yahoo!, Inc. (a)	2,004,075	28,638
		201,628
IT Services - 1.0%
Affiliated Computer Services, Inc. Class A (a)	140,234	6,785
Automatic Data Processing, Inc.	725,745	25,546
Cognizant Technology Solutions Corp. Class A (a)	419,385	10,397
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Computer Sciences Corp. (a)	217,771	$ 8,049
Convergys Corp. (a)	175,649	1,776
Fidelity National Information Services, Inc.	274,436	4,899
Fiserv, Inc. (a)(d)	224,240	8,369
MasterCard, Inc. Class A (d)	104,134	19,103
Paychex, Inc.	461,602	12,468
The Western Union Co.	1,020,572	17,095
Total System Services, Inc.	283,568	3,536
		118,023
Office Electronics - 0.1%
Xerox Corp.	1,243,075	7,595
Semiconductors & Semiconductor Equipment - 2.4%
Advanced Micro Devices, Inc. (a)(d)	804,747	2,905
Altera Corp.	421,582	6,876
Analog Devices, Inc. (d)	418,623	8,908
Applied Materials, Inc.	1,910,853	23,332
Broadcom Corp. Class A (a)	611,528	14,181
Intel Corp.	7,995,018	126,161
KLA-Tencor Corp. (d)	244,152	6,773
Linear Technology Corp.	318,908	6,946
LSI Corp. (a)(d)	931,654	3,578
MEMC Electronic Materials, Inc. (a)	321,228	5,204
Microchip Technology, Inc. (d)	261,799	6,021
Micron Technology, Inc. (a)(d)	1,184,496	5,780
National Semiconductor Corp. (d)	280,248	3,467
Novellus Systems, Inc. (a)(d)	139,541	2,520
NVIDIA Corp. (a)(d)	771,993	8,862
Teradyne, Inc. (a)(d)	248,240	1,475
Texas Instruments, Inc.	1,834,966	33,139
Xilinx, Inc.	394,013	8,054
		274,182
Software - 3.9%
Adobe Systems, Inc. (a)(d)	753,268	20,602
Autodesk, Inc. (a)	325,276	6,486
BMC Software, Inc. (a)(d)	265,415	9,202
CA, Inc.	566,837	9,778
Citrix Systems, Inc. (a)(d)	258,902	7,386
Compuware Corp. (a)	354,489	2,652
Electronic Arts, Inc. (a)(d)	462,596	9,414
Intuit, Inc. (a)	461,736	10,680
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
McAfee, Inc. (a)(d)	221,508	$ 8,315
Microsoft Corp.	10,990,467	222,667
Novell, Inc. (a)	495,038	1,861
Oracle Corp.	5,512,702	106,616
Salesforce.com, Inc. (a)(d)	151,928	6,504
Symantec Corp. (a)(d)	1,180,113	20,357
		442,520
TOTAL INFORMATION TECHNOLOGY		2,006,572
MATERIALS - 3.3%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	301,363	19,860
CF Industries Holdings, Inc.	69,562	5,012
Dow Chemical Co. (d)	1,328,688	21,259
E.I. du Pont de Nemours & Co.	1,297,329	36,195
Eastman Chemical Co.	104,282	4,138
Ecolab, Inc.	241,054	9,293
International Flavors & Fragrances, Inc.	113,120	3,529
Monsanto Co.	787,624	66,861
PPG Industries, Inc.	236,074	10,399
Praxair, Inc.	441,414	32,934
Sigma Aldrich Corp.	175,556	7,696
		217,176
Construction Materials - 0.1%
Vulcan Materials Co. (d)	158,638	7,543
Containers & Packaging - 0.2%
Ball Corp.	134,800	5,085
Bemis Co., Inc.	143,559	3,451
Owens-Illinois, Inc. (a)	240,266	5,860
Pactiv Corp. (a)	189,062	4,133
Sealed Air Corp.	226,937	4,325
		22,854
Metals & Mining - 0.9%
AK Steel Holding Corp.	159,427	2,074
Alcoa, Inc.	1,366,019	12,390
Allegheny Technologies, Inc. (d)	140,085	4,585
Freeport-McMoRan Copper & Gold, Inc. Class B (d)	591,748	25,238
Newmont Mining Corp.	703,187	28,296
Nucor Corp. (d)	451,398	18,367
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Titanium Metals Corp.	122,341	$ 831
United States Steel Corp. (d)	200,951	5,335
		97,116
Paper & Forest Products - 0.2%
International Paper Co.	614,886	7,784
MeadWestvaco Corp.	245,535	3,845
Weyerhaeuser Co.	303,627	10,706
		22,335
TOTAL MATERIALS		367,024
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 3.3%
AT&T, Inc.	8,471,250	217,033
CenturyTel, Inc. (d)	144,202	3,915
Embarq Corp.	204,957	7,493
Frontier Communications Corp.	447,489	3,182
Qwest Communications International, Inc. (d)	2,112,429	8,217
Verizon Communications, Inc.	4,083,137	123,882
Windstream Corp.	634,050	5,263
		368,985
Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A (a)	570,803	18,129
Sprint Nextel Corp. (a)	4,118,203	17,955
		36,084
TOTAL TELECOMMUNICATION SERVICES		405,069
UTILITIES - 3.8%
Electric Utilities - 2.2%
Allegheny Energy, Inc.	243,522	6,312
American Electric Power Co., Inc.	669,947	17,673
Duke Energy Corp.	1,841,573	25,432
Edison International	468,333	13,352
Entergy Corp.	272,323	17,638
Exelon Corp.	946,181	43,647
FirstEnergy Corp.	438,180	17,922
FPL Group, Inc.	587,835	31,620
Northeast Utilities	247,524	5,203
Pepco Holdings, Inc.	314,964	3,764
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
Pinnacle West Capital Corp.	145,168	$ 3,975
PPL Corp.	539,494	16,136
Progress Energy, Inc.	396,139	13,516
Southern Co.	1,117,782	32,282
		248,472
Gas Utilities - 0.1%
EQT Corp.	188,103	6,326
Nicor, Inc.	64,969	2,088
Questar Corp.	249,541	7,416
		15,830
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	957,643	6,771
Constellation Energy Group, Inc.	286,233	6,892
Dynegy, Inc. Class A (a)	727,630	1,295
		14,958
Multi-Utilities - 1.4%
Ameren Corp.	305,483	7,032
CenterPoint Energy, Inc.	499,370	5,313
CMS Energy Corp.	325,756	3,916
Consolidated Edison, Inc.	393,639	14,616
Dominion Resources, Inc.	838,720	25,296
DTE Energy Co.	234,671	6,939
Integrys Energy Group, Inc. (d)	109,857	2,901
NiSource, Inc.	394,298	4,333
PG&E Corp. (d)	525,762	19,516
Public Service Enterprise Group, Inc.	727,337	21,704
SCANA Corp.	174,192	5,264
Sempra Energy	349,910	16,103
TECO Energy, Inc. (d)	306,071	3,241
Wisconsin Energy Corp.	168,062	6,716
Xcel Energy, Inc. (d)	652,911	12,040
		154,930
TOTAL UTILITIES		434,190
TOTAL COMMON STOCKS (Cost $12,668,242)		10,903,645
U.S. Treasury Obligations - 0.4%
	Principal Amount (000s)	Value (000s)
U.S. Treasury Bills, yield at date of purchase 0.28% to 1.06% 5/7/09 to 12/17/09 (e) (Cost $39,027)	$ 39,100	$ 39,050
Money Market Funds - 15.3%
	Shares
Fidelity Cash Central Fund, 0.53% (b)	298,407,037	298,407
Fidelity Securities Lending Cash Central Fund, 0.28% (b)(c)	1,427,415,274	1,427,415
TOTAL MONEY MARKET FUNDS (Cost $1,725,822)		1,725,822
TOTAL INVESTMENT PORTFOLIO - 112.5% (Cost $14,433,091)		12,668,517
NET OTHER ASSETS - (12.5)%		(1,406,098)
NET ASSETS - 100%		$ 11,262,419
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,639 CME S&P 500 Index Contracts	June 2009	$ 356,483	$ 28,568

The face value of futures purchased as a percentage of net assets - 3.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $39,050,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,097
Fidelity Securities Lending Cash Central Fund	7,310
Total	$ 11,407
Other Information

The following is a summary of the inputs used, as of April 30, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 12,668,517	$ 12,629,467	$ 39,050	$ -
Other Financial Instruments*	$ 28,568	$ 28,568	$ -	$ -
* Other financial instruments include Futures Contracts.
Income Tax Information
At April 30, 2009, the fund had a capital loss carryforward of approximately $532,411,000 all of which will expire on April 30, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	April 30, 2009

Assets
Investment in securities, at value (including securities loaned of $1,407,175) - See accompanying schedule: Unaffiliated issuers (cost $12,707,269)	$ 10,942,695
Fidelity Central Funds (cost $1,725,822)	1,725,822
Total Investments (cost $14,433,091)		$ 12,668,517
Receivable for fund shares sold		13,883
Dividends receivable		15,866
Distributions receivable from Fidelity Central Funds		1,682
Receivable for daily variation on futures contracts		392
Other receivables		139
Total assets		12,700,479

Liabilities
Payable for investments purchased	$ 2,330
Payable for fund shares redeemed	7,416
Accrued management fee	632
Other affiliated payables	128
Other payables and accrued expenses	139
Collateral on securities loaned, at value	1,427,415
Total liabilities		1,438,060

Net Assets		$ 11,262,419
Net Assets consist of:
Paid in capital		$ 13,633,465
Undistributed net investment income		96,075
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(731,115)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,736,006)
Net Assets		$ 11,262,419

Investor Class: Net Asset Value, offering price and redemption price per share ($5,303,894 ÷ 87,550 shares)		$ 60.58

Fidelity Advantage Class: Net Asset Value, offering price and redemption price per share ($5,958,525 ÷ 98,345 shares)		$ 60.59

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2009

Investment Income
Dividends		$ 323,646
Interest		328
Income from Fidelity Central Funds		11,407
Total income		335,381

Expenses
Management fee	$ 9,032
Transfer agent fees	1,772
Independent trustees' compensation	76
Interest	1
Miscellaneous	48
Total expenses before reductions	10,929
Expense reductions	(20)	10,909
Net investment income (loss)		324,472
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(437,785)
Foreign currency transactions	(1)
Futures contracts	(154,656)
Total net realized gain (loss)		(592,442)
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,740,075)
Futures contracts	8,760
Total change in net unrealized appreciation (depreciation)		(5,731,315)
Net gain (loss)		(6,323,757)
Net increase (decrease) in net assets resulting from operations		$ (5,999,285)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2009	Year ended April 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 324,472	$ 336,897
Net realized gain (loss)	(592,442)	(22,068)
Change in net unrealized appreciation (depreciation)	(5,731,315)	(1,141,840)
Net increase (decrease) in net assets resulting from operations	(5,999,285)	(827,011)
Distributions to shareholders from net investment income	(326,109)	(321,347)
Distributions to shareholders from net realized gain	-	(23,986)
Total distributions	(326,109)	(345,333)
Share transactions - net increase (decrease)	744,858	492,348
Total increase (decrease) in net assets	(5,580,536)	(679,996)

Net Assets
Beginning of period	16,842,955	17,522,951
End of period (including undistributed net investment income of $96,075 and undistributed net investment income of $108,817, respectively)	$ 11,262,419	$ 16,842,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended April 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 96.20	$ 102.94	$ 90.83	$ 80.02	$ 76.63
Income from Investment Operations
Net investment income (loss) B	1.79	1.94	1.75	1.51	1.54 E
Net realized and unrealized gain (loss)	(35.58)	(6.68)	11.87	10.68	3.26
Total from investment operations	(33.79)	(4.74)	13.62	12.19	4.80
Distributions from net investment income	(1.83)	(1.86)	(1.51)	(1.38)	(1.41)
Distributions from net realized gain	-	(.14)	-	-	-
Total distributions	(1.83)	(2.00)	(1.51)	(1.38)	(1.41)
Redemption fees added to paid in capital B, G	-	-	- H	- H	- H
Net asset value, end of period	$ 60.58	$ 96.20	$ 102.94	$ 90.83	$ 80.02
Total Return A	(35.33)%	(4.73)%	15.14%	15.34%	6.25%
Ratios to Average Net Assets C, F
Expenses before reductions	.10%	.10%	.10%	.10%	.32%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.13%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.13%
Net investment income (loss)	2.49%	1.92%	1.86%	1.77%	1.94% E
Supplemental Data
Net assets, end of period (in millions)	$ 5,304	$ 7,511	$ 8,370	$ 7,247	$ 12,032
Portfolio turnover rate D	6%	6%	5%	7%	4%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.23 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The redemption fee was eliminated during the year ended April 30, 2007.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advantage Class

Years ended April 30,

2009

2008

2007

2006G

Selected Per-Share Data
Net asset value, beginning of period	$ 96.21	$ 102.95	$ 90.84	$ 82.30
Income from Investment Operations
Net investment income (loss) D	1.83	1.96	1.78	.87
Net realized and unrealized gain (loss)	(35.60)	(6.67)	11.87	8.61
Total from investment operations	(33.77)	(4.71)	13.65	9.48
Distributions from net investment income	(1.85)	(1.89)	(1.54)	(.94)
Distributions from net realized gain	-	(.14)	-	-
Total distributions	(1.85)	(2.03)	(1.54)	(.94)
Redemption fees added to paid in capital D, I	-	-	- J	- J
Net asset value, end of period	$ 60.59	$ 96.21	$ 102.95	$ 90.84
Total Return B, C	(35.31)%	(4.71)%	15.18%	11.56%
Ratios to Average Net Assets E, H
Expenses before reductions	.07%	.07%	.07%	.07% A
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07% A
Expenses net of all reductions	.07%	.07%	.07%	.07% A
Net investment income (loss)	2.52%	1.95%	1.89%	1.81% A
Supplemental Data
Net assets, end of period (in millions)	$ 5,959	$ 9,332	$ 9,153	$ 6,763
Portfolio turnover rate F	6%	6%	5%	7%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 14, 2005 (commencement of sale of shares) to April 30, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The redemption fee was eliminated during the year ended April 30, 2007.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Spartan 500 Index Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Investor Class and Fidelity Advantage Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,212,170
Unrealized depreciation	(4,041,460)
Net unrealized appreciation (depreciation)	(1,829,290)
Undistributed ordinary income	96,238
Capital loss carryforward	(532,411)

Cost for federal income tax purposes	$ 14,497,807

The tax character of distributions paid was as follows:

	April 30, 2009	April 30, 2008
Ordinary Income	$ 326,109	$ 321,347
Long-term Capital Gains	-	23,986
Total	$ 326,109	$ 345,333

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,378,356 and $759,348, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .07% of average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. In addition, under the expense contract, FMR pays class-level expenses of Investor Class and Fidelity Advantage Class so that total expenses do not exceed .10% and .07% of the class's average net assets, respectively, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode®), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives asset-based fees of .06% and .03% of average net assets for the Investor Class and Fidelity Advantage Class, respectively. Under the expense contract, the Investor Class pays transfer agent fees at an annual rate of .03%, and the Fidelity Advantage Class pays no transfer agent fees. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,578.44%		$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $49 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $7,310.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $9,868. The weighted average interest rate was .43%. The interest expense amounted to three hundred and forty-nine dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's miscellaneous expense by $10 and reduced transfer agent fee by $10.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2009	2008
From net investment income
Investor Class	$ 150,248	$ 146,396
Fidelity Advantage Class	175,861	174,951
Total	$ 326,109	$ 321,347
From net realized gain
Investor Class	$ -	$ 10,975
Fidelity Advantage Class	-	13,011
Total	$ -	$ 23,986

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended April 30,	2009	2008	2009	2008
Investor Class
Shares sold	32,763	15,225	$ 2,199,636	$ 1,579,618
Reinvestment of distributions	2,096	1,449	142,328	149,923
Shares redeemed	(25,388)	(19,909)	(1,708,293)	(2,009,960)
Net increase (decrease)	9,471	(3,235)	$ 633,671	$ (280,419)
Fidelity Advantage Class
Shares sold	38,254	28,465	$ 2,621,914	$ 2,785,683
Reinvestment of distributions	2,285	1,606	156,299	166,178
Shares redeemed	(39,190)	(21,978)	(2,667,026)	(2,179,094)
Net increase (decrease)	1,349	8,093	$ 111,187	$ 772,767

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Spartan 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Spartan 500 Index Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan 500 Index Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Johnson oversees 360 funds advised by FMR or an affiliate. Mr. Curvey oversees 383 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002- 2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)
Year of Election or Appointment: 2007 Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.
Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008- present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007- 2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Investor Class and Fidelity Advantage Class designate 100% and 99% of the dividends distributed in June and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Investor Class and Fidelity Advantage Class designate 100% of the dividends distributed in June and December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SMI-UANN-0609
1.784730.106

Item 2. Code of Ethics

As of the end of the period, April 30, 2009, Fidelity Commonwealth Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Large Cap Stock Fund, Fidelity Mid-Cap Stock Fund, Fidelity Small Cap Retirement Fund, Fidelity Small Cap Stock Fund and Spartan 500 Index Fund (the "Funds"):

Services Billed by Deloitte Entities

April 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Large Cap Stock Fund	$39,000	$-	$4,500	$-
Fidelity Mid-Cap Stock Fund	$38,000	$-	$4,500	$-
Fidelity Small Cap Retirement Fund	$42,000	$-	$4,500	$-
Fidelity Small Cap Stock Fund	$43,000	$-	$4,500	$-
Spartan 500 Index Fund	$41,000	$-	$4,500	$-

April 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Large Cap Stock Fund	$39,000	$-	$4,500	$-
Fidelity Mid-Cap Stock Fund	$49,000	$-	$4,500	$-
Fidelity Small Cap Retirement Fund	$42,000	$-	$4,500	$-
Fidelity Small Cap Stock Fund	$45,000	$-	$4,500	$-
Spartan 500 Index Fund	$53,000	$-	$4,500	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	April 30, 2009A	April 30, 2008A
Audit-Related Fees	$815,000	$200,000
Tax Fees	$2,000	$-
All Other Fees	$445,000	$435,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	April 30, 2009 A	April 30, 2008 A
Deloitte Entities	$1,495,000	$750,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	June 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	June 25, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	June 25, 2009